As filed with the Securities and Exchange

Commission on July 27, 2018

File No 33-57724

811-07458

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 48 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 51 ☒

Tweedy, Browne Fund Inc.

(Exact Name of Registrant as Specified in Charter)

One Station Place, 5th Floor

Stamford, CT 06902

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (203) 703-0600

Name and Address of Agent for Service:	Copy to:
Elise M. Dolan Tweedy, Browne Company LLC One Station Place, 5th Floor Stamford, CT 06902	Richard T. Prins, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square, 30th Floor New York, NY 10036

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TWEEDY, BROWNE FUND INC.

PROSPECTUS

July 27, 2018

One Station Place

Stamford, CT 06902

800-432-4789

www.tweedy.com

Symbol
Tweedy, Browne Global Value Fund	TBGVX
Tweedy, Browne Global Value Fund II – Currency Unhedged	TBCUX
Tweedy, Browne Value Fund	TWEBX
Tweedy, Browne Worldwide High Dividend Yield Value Fund	TBHDX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Tweedy, Browne Global Value Fund

Summary

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee on shares held less than 15 days (as a percentage of amount redeemed)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	None
Other expenses[1]	0.10%
Acquired fund fees and expenses[2]	0.01%
Total Annual Fund Operating Expenses	1.36%

(1)	Other expenses have been restated to reflect decreases in the Fund’s custody fees that became effective on August 1, 2017.

(2)	Acquired fund fees and expenses represent the expenses of the money market fund(s) in which the Fund’s cash balances are invested.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$138

Three Years	$431

Five Years	$745

Ten Years	$1,635

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in

Tweedy, Browne Global Value Fund

the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2018, the Fund’s portfolio turnover rate was 5%.

Principal Investment Strategies

The Fund invests primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Adviser” or “Tweedy, Browne”) believes are undervalued but may invest in U.S. securities to a limited extent. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.

The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low stock price in relation to book value;
›	low price-to-earnings ratio;
›	low price-to-cash-flow ratio;
›	above-average dividend yield;
›	low price-to-sales ratio as compared to other companies in the same industry;
›	low corporate leverage;
›	low share price;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.

The Fund invests primarily in equity securities of foreign issuers, but also invests, on a more limited basis, in U.S. equity securities when opportunities appear attractive. Investments by the Fund are focused for the most part in developed countries, although the Fund may have some exposure to emerging markets. The Fund is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. Where practicable, in light of operational and regulatory considerations, the Fund seeks to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar (generally through the use of forward currency contracts) based on the Adviser’s judgment of such exposure after taking into account various factors, such as the sources of the portfolio companies’ earnings and the currencies in which their securities trade. The Fund is designed for long-term value investors who wish to focus their investment exposure on foreign stock markets of developed countries. The Fund is not appropriate for investors primarily seeking income.

Tweedy, Browne Global Value Fund

Principal Risks

Equity Security Risk.  The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

Value Investing Risk.  The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.

There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Risk of Loss.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Small- and Mid-Cap Companies.  The Fund may at times invest to a significant extent in small- and mid-cap companies. Small- and mid-cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.

Foreign Securities.  The Fund invests to a great extent in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms
›	exchange rate controls (which may include an inability to transfer currency from a given country)
›	costs incurred in conversions between currencies
›	non-negotiable brokerage commissions
›	less publicly available information
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting

Tweedy, Browne Global Value Fund

›	greater market volatility
›	less trading volume
›	delayed settlements
›	difficulty in enforcing obligations in foreign countries
›	less securities regulation
›	unrecoverable withholding and transfer taxes
›	war
›	seizure
›	political and social instability.

The value of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. The share price of the Fund will tend to reflect the movements of the different securities markets in which it is invested, and, to the degree not hedged, the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

Currency Hedging Risk.  The Fund’s practice of hedging perceived currency risk in foreign securities tends to make the Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the portfolio’s investments are denominated. Conversely, the Fund’s practice of hedging perceived currency risk in foreign securities tends to make the Fund outperform a similar unhedged portfolio when the dollar is gaining in value against the local currencies in which the portfolio’s investments are denominated. Because the Fund’s currency hedging techniques typically involve the use of derivative instruments such as forward currency contracts, the Fund is also subject to the risk of possible default by the other party to those instruments.

Tweedy, Browne Global Value Fund

Fund Performance

The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. Updated performance information for the Fund is available at www.tweedy.com or by calling 800-432-4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Global Value Fund

Calendar Year Total Returns1

(1)	The 2018 year-to-date return for the Global Value Fund through June 30, 2018 was 0.25%.

As of December 31, 2017
Best Quarterly Return (10 year period and since inception)	21.77% (2nd Quarter, 2009)
Worst Quarterly Return (10 year period and since inception)	(18.03)% (4th Quarter, 2008)

Tweedy, Browne Global Value Fund

Average Annual Total Return

for Periods Ended December 31, 2017

	One Year	Five Years	Ten Years	Since Inception 6/15/93

Global Value Fund

Return before Taxes	15.43%	7.84%	4.83%	9.48%

Return after Taxes on Distributions	15.13	7.07	4.09	8.47

Return after Taxes on Distributions and Sale of Fund Shares	9.15	6.18	3.96	8.03

MSCI EAFE Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	16.84	11.76	3.69	6.29

MSCI EAFE Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	25.03	7.90	1.94	5.59

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of all of the firm’s Managing Directors (William Browne, Thomas Shrager, John Spears, and Robert Wyckoff) has overall responsibility for the conduct of the firm’s affairs. The Managing Directors, Roger de Bree, John Jay Hill and Frank Hawrylak act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Browne and Spears have served on the Management Committee and Investment Committee since the Fund’s inception in June 1993. Mr. Shrager has served on the Investment Committee since 2003 and the Management Committee since 2008. Mr. Wyckoff has served on the Investment Committee since 2007 and the Management Committee since 2008. Messrs. de Bree, Hill and Hawrylak have served on the Investment Committee since August 2013, August 2013 and December 2014, respectively.

Purchase and Sale of Fund Shares, Tax Information

and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 26.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Summary

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee on shares held less than 15 days (as a percentage of amount redeemed)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	None
Other expenses[1]	0.11%
Acquired fund fees and expenses[2]	0.02%
Total Annual Fund Operating Expenses	1.38%
Fee waiver and/or expense reimbursement[3]	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.37%

(1)	Other expenses have been restated to reflect decreases in the Fund’s custody fees that became effective on August 1, 2017.

(2)	Acquired fund fees and expenses represent the expenses of the money market fund(s) in which the Fund’s cash balances are invested.

(3)

The Adviser has voluntarily agreed, through at least July 31, 2019, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2019 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$139

Three Years	$436

Five Years	$754

Ten Years	$1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2018, the Fund’s portfolio turnover rate was 6%.

Principal Investment Strategies

The Fund invests primarily in foreign equity securities that the Adviser believes are undervalued but may invest in U.S. securities to a limited extent. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.

The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low stock price in relation to book value;
›	low price-to-earnings ratio;
›	low price-to-cash-flow ratio;
›	above-average dividend yield;
›	low price-to-sales ratio as compared to other companies in the same industry;
›	low corporate leverage;
›	low share price;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.

Tweedy, Browne Global Value Fund II – Currency Unhedged

The Adviser will generally not hedge the Fund’s perceived foreign currency exposure back into the U.S. dollar.

The Fund invests primarily in equity securities of foreign issuers, but also invests, on a more limited basis, in U.S. equity securities when opportunities appear attractive. Investments by the Fund are focused for the most part in developed countries, although the Fund may have some exposure to emerging markets. The Fund is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. The Fund does not seek to reduce currency risk by hedging its perceived foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations. However, the Adviser reserves the right, under circumstances that the Adviser deems to be extraordinary, to hedge all or a portion of the Fund’s currency exposure to a particular emerging market. The Fund is designed for long-term value investors who wish to focus their investment exposure on foreign stock markets of primarily developed countries, and their associated non-U.S. currencies. The Fund is not appropriate for investors primarily seeking income.

Principal Risks

Equity Security Risk. The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

Value Investing Risk. The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.

There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Risk of Loss. You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Small- and Mid-Cap Companies. The Fund may at times invest to a significant extent in small- and mid-cap companies. Small- and mid-cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. In general, the Adviser’s

Tweedy, Browne Global Value Fund II – Currency Unhedged

investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.

Foreign Securities. The Fund invests to a great extent in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms
›	exchange rate controls (which may include an inability to transfer currency from a given country)
›	costs incurred in conversions between currencies
›	non-negotiable brokerage commissions
›	less publicly available information
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting
›	greater market volatility
›	less trading volume
›	delayed settlements
›	difficulty in enforcing obligations in foreign countries
›	less securities regulation
›	unrecoverable withholding and transfer taxes
›	war
›	seizure
›	political and social instability.

The value of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. The share price of the Fund will tend to reflect the movements of the different securities markets in which it is invested, and the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

The Adviser has chosen generally not to hedge the Fund’s perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”

Tweedy, Browne Global Value Fund II – Currency Unhedged

Fund Performance

The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to a relevant market benchmark. This information may help illustrate the risks of investing in the Fund. Absent any applicable agreements to waive and/or reimburse certain of the Fund’s operational expenses, the returns of the Fund would have been lower. Updated performance information for the Fund is available at www.tweedy.com or by calling 800-432-4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Global Value Fund II – Currency Unhedged

Calendar Year Total Returns1

(1)	The 2018 year-to-date return for the Global Value Fund II – Currency Unhedged through June 30, 2018 was (1.27)%.

As of December 31, 2017
Best Quarterly Return	11.53% (3rd Quarter, 2010)

Worst Quarterly Return	(11.75)% (3rd Quarter, 2011)

Tweedy, Browne Global Value Fund II – Currency Unhedged

Average Annual Total Return

for Periods Ended December 31, 2017

	One Year	Five Years	Since Inception 10/26/09

Global Value Fund II – Currency Unhedged

Return before Taxes	21.60%	6.11%	7.02%

Return after Taxes on Distributions	21.39	5.91	6.84

Return after Taxes on Distributions and Sale of Fund Shares	12.66	4.88	5.73

MSCI EAFE Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	25.03	7.90	6.18

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed from inception through December 31, 2014 and from December 1, 2017 to December 31, 2017.

Management

Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of all of the firm’s Managing Directors (William Browne, Thomas Shrager, John Spears, and Robert Wyckoff) has overall responsibility for the conduct of the firm’s affairs. The Managing Directors, Roger de Bree, John Jay Hill and Frank Hawrylak act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Browne, Shrager, Spears and Wyckoff have served on the Management Committee and the Investment Committee since the Fund’s inception in October 2009. Messrs. de Bree, Hill and Hawrylak have served on the Investment Committee since August 2013, August 2013 and December 2014, respectively.

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 26.

Tweedy, Browne Value Fund

Summary

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee on shares held less than 15 days (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	None
Other expenses[1]	0.11%
Acquired fund fees and expenses[2]	0.02%
Total Annual Fund Operating Expenses	1.38%
Fee waiver and/or expense reimbursement[3]	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.37%

(1)	Other expenses have been restated to reflect decreases in the Fund’s custody fees that became effective on August 1, 2017.

(2)	Acquired fund fees and expenses represent the expenses of the money market fund(s) in which the Fund’s cash balances are invested.

(3)

The Adviser has voluntarily agreed, through at least July 31, 2019, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2019 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Tweedy, Browne Value Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$139

Three Years	$436

Five Years	$754

Ten Years	$1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2018, the Fund’s portfolio turnover rate was 6%.

Principal Investment Strategies

The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. The Adviser seeks to construct a diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.

The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low stock price in relation to book value;
›	low price-to-earnings ratio;
›	low price-to-cash-flow ratio;
›	above-average dividend yield;
›	low price-to-sales ratio as compared to other companies in the same industry;
›	low corporate leverage;
›	low share price;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.

Tweedy, Browne Value Fund

The Fund invests primarily in U.S. and foreign equity securities. The Fund is diversified by issuer and industry, and where practicable, in light of operational and regulatory considerations, seeks to reduce currency risk on its foreign investments by hedging its perceived foreign currency exposure back into the U.S. dollar (generally through the use of forward currency contracts) based on the Adviser’s judgment of such exposure after taking into account various factors, such as the sources of the portfolio companies’ earnings and the currencies in which their securities trade. The Fund is designed for long-term value investors who wish to focus their investment exposure on equity securities that are economically tied to the U.S. stock market and foreign stock markets of developed countries. The Fund may have some exposure to emerging markets. The Fund is not appropriate for investors primarily seeking income.

Principal Risks

Equity Security Risk.  The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

Value Investing Risk.  The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.

There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Risk of Loss.  You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Small- and Mid-Cap Companies.  The Fund may at times invest to a significant extent in small- and mid-cap companies. Small- and mid-cap companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.

Tweedy, Browne Value Fund

Foreign Securities.  The Fund invests in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms
›	exchange rate controls (which may include an inability to transfer currency from a given country)
›	costs incurred in conversions between currencies
›	non-negotiable brokerage commissions
›	less publicly available information
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting
›	greater market volatility
›	less trading volume
›	delayed settlements
›	difficulty in enforcing obligations in foreign countries
›	less securities regulation
›	unrecoverable withholding and transfer taxes
›	war
›	seizure
›	political and social instability.

The value of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. The share price of the Fund will tend to reflect the movements of the different securities markets in which it is invested, and, to the degree not hedged, the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment.

Currency Hedging Risk.  The Fund’s practice of hedging perceived currency risk in foreign securities tends to make the Fund underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the portfolio’s investments are denominated. Conversely, the Fund’s practice of hedging perceived currency risk in foreign securities tends to make the Fund outperform a similar unhedged portfolio when the dollar is gaining in value against the local currencies in which the portfolio’s investments are denominated. Because the Fund’s currency hedging techniques typically involve the use of derivative instruments such as forward currency contracts, the Fund is also subject to the risk of possible default by the other party to those instruments.

Tweedy, Browne Value Fund

Fund Performance

The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to relevant market benchmarks. This information may help illustrate the risks of investing in the Fund. For the period from the Fund’s inception through 2006, the Fund chose the S&P 500 Index as its benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in U.S. securities to investing no less than approximately 50% of its assets in U.S. securities, and so the Fund chose the MSCI World Index (Hedged to U.S.$) as its benchmark for periods starting January 1, 2007. Effective July 29, 2013, the Fund removed the 50% requirement, and continues to use the MSCI World Index (Hedged to U.S.$) as its benchmark. The S&P 500/MSCI World Index (Hedged to U.S.$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to U.S.$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for periods from December 8, 1993 through December 31, 2006, and the performance of the MSCI World Index (Hedged to U.S.$) beginning January 1, 2007 and thereafter. Absent any applicable agreements to waive and/or reimburse certain of the Fund’s operational expenses, the returns of the Fund would have been lower. Updated performance information for the Fund is available at www.tweedy.com or by calling 800-432-4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Value Fund

Calendar Year Total Returns1

(1)	The 2018 year-to-date return for the Value Fund through June 30, 2018 was (0.96)%.

Tweedy, Browne Value Fund

As of December 31, 2017
Best Quarterly Return (10 year period and since inception)	16.18% (2nd Quarter, 2009)

Worst Quarterly Return (10 year period)	(15.56)% (4th Quarter, 2008)

Worst Quarterly Return (since inception)	(17.42)% (3rd Quarter, 2002)

Average Annual Total Return

for Periods Ended December 31, 2017

	One Year	Five Years	Ten Years	Since Inception 12/8/93

Value Fund

Return before Taxes	16.46%	9.05%	6.43%	8.55%

Return after Taxes on Distributions	15.99	7.81	5.38	7.57

Return after Taxes on Distributions and Sale of Fund Shares	9.63	6.99	5.07	7.22

MSCI World Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	19.13	13.42	5.84	7.70

S&P 500/MSCI World Index (Hedged to U.S.$) (reflects no deduction for fees, expenses or taxes)	19.13	13.42	5.84	8.54

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed from December 8, 1993 through March 31, 1999 and from December 1, 2017 to December 31, 2017.

Management

Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of all of the firm’s Managing Directors (William Browne, Thomas Shrager, John Spears, and Robert Wyckoff) has overall responsibility for the conduct of the firm’s affairs. The Managing Directors, Roger de Bree, John Jay Hill and Frank Hawrylak act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Browne and Spears have served on the Management Committee and the Investment Committee since the Fund’s inception in December 1993. Mr. Shrager has served on the Investment Committee since 2003 and the

Tweedy, Browne Value Fund

Management Committee since 2008. Mr. Wyckoff has served on the Investment Committee since 2007 and the Management Committee since 2008. Messrs. de Bree, Hill and Hawrylak have served on the Investment Committee since August 2013, August 2013 and December 2014, respectively.

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 26.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Summary

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee on shares held less than 15 days (as a percentage of amount redeemed)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.25%
Distribution (12b-1) fees	None
Other expenses[1]	0.11%
Acquired fund fees and expenses[2]	0.02%
Total Annual Fund Operating Expenses	1.38%
Fee waiver and/or expense reimbursement[3]	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.37%

(1)	Other expenses have been restated to reflect decreases in the Fund’s custody fees that became effective on August 1, 2017.

(2)	Acquired fund fees and expenses represent the expenses of the money market fund(s) in which the Fund’s cash balances are invested.

(3)

The Adviser has voluntarily agreed, through at least July 31, 2019, to waive a portion of the Fund’s investment advisory fees and/or to reimburse a portion of the Fund’s expenses to the extent necessary to keep the Fund’s expense ratio in line with that of the Tweedy, Browne Global Value Fund. (For purposes of this calculation, the Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and the Fund’s expense ratio is rounded to two decimal points.) This arrangement may not be terminated prior to the close of business on July 31, 2019 without the approval of the Board of Directors of Tweedy, Browne Fund Inc.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund over the time periods shown and then redeem all of your shares at the end of those periods. This example also assumes that your investment earns a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

One Year	$139

Three Years	$436

Five Years	$754

Ten Years	$1,657

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2018, the Fund’s portfolio turnover rate was 5%.

Principal Investment Strategies

The Fund invests primarily in U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and valuations that are reasonable. The Adviser seeks to construct diversified portfolio of stocks from a variety of industries and countries. Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser’s estimate of their true or intrinsic value.

The Fund’s value investment style derives from the work of the late Benjamin Graham, who is widely considered to be the father of the value investing approach. Most investments in the Fund’s portfolio at the time of initial purchase have one or more of the following investment characteristics:

›	low stock price in relation to book value;
›	low price-to-earnings ratio;
›	low price-to-cash-flow ratio;
›	above-average dividend yield;
›	low price-to-sales ratio as compared to other companies in the same industry;
›	low corporate leverage;
›	low share price;
›	purchases of a company’s own stock by the company’s officers and directors;
›	company share repurchases;
›	a stock price that has declined significantly from its previous high price; and/or
›	small market capitalization.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

The Adviser has chosen generally not to hedge the Fund’s perceived foreign currency exposure back into the U.S. dollar. A substantial portion of the Fund’s holdings will be in U.S.-domiciled companies and in non-U.S. multinational companies that have meaningful exposure to the U.S. dollar.

The Fund is diversified by issuer, industry, and country, and under normal market conditions invests at least 40% of its assets in foreign securities and in at least three countries in addition to the U.S. The Fund may have some exposure to emerging markets. It is designed for long-term investors who wish to focus their investment exposure on equity securities that have above-average dividend yields and that are economically linked to the stock markets of the U.S. and of foreign developed countries. It is also intended for investors who prefer generally not to have their non-U.S. currency exposure hedged back into the U.S. dollar. The Fund is not appropriate for investors primarily seeking current income.

Principal Risks

Equity Security Risk. The Fund invests in equity securities, primarily consisting of common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, the Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

Value Investing Risk. The Adviser may be wrong in its assessment of a company’s value, and the stocks the Fund owns may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause the Fund’s relative performance to suffer.

There may be periods during which the Fund is unable to find securities that meet its value investment criteria. If the Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Risk of Loss. You could lose money on your investment in the Fund, and the Fund could underperform other investments.

Dividend-Paying Common Equity Security Risk. In selecting common equity securities in which the Fund will invest, the Adviser will consider the issuer’s history of paying regular periodic dividends to its common equity holders. Such dividends are not fixed but are paid periodically at the discretion of the issuer’s board of directors. Companies that have historically paid dividends are not required to continue to pay dividends and could reduce or eliminate the payment of dividends in the future.

Small- and Mid-Cap Companies. While the Fund is focused on larger companies, it may at times invest in small- and mid-cap companies. Small- and mid-cap companies

Tweedy, Browne Worldwide High Dividend Yield Value Fund

may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, limited product lines, greater dependence on a few customers or a few key personnel and similar factors that can make their business and stock market performance susceptible to greater fluctuation and volatility. In general, the Adviser’s investment philosophy and selection process favor companies that do not have capital structures that would be considered to be “highly leveraged” for a company in the same field.

Foreign Securities. The Fund invests in foreign securities. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks, which are more pronounced in emerging markets, include:

›	changes in currency exchange rates, which can lower performance in U.S. dollar terms
›	exchange rate controls (which may include an inability to transfer currency from a given country)
›	costs incurred in conversions between currencies
›	non-negotiable brokerage commissions
›	less publicly available information
›	not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting
›	greater market volatility
›	less trading volume
›	delayed settlements
›	difficulty in enforcing obligations in foreign countries
›	less securities regulation
›	unrecoverable withholding and transfer taxes
›	war
›	seizure
›	political and social instability.

The value of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. The share price of the Fund will tend to reflect the movements of the different securities markets in which it is invested, and the foreign currencies in which its investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment. The Adviser has chosen generally not to hedge the Fund’s perceived foreign currency exposure back into the U.S. dollar and therefore the Fund is considered to be “currency unhedged.”

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Fund Performance

The following bar chart and table illustrate how the returns of the Fund vary over time and how they compare to a relevant market benchmark. This information may help illustrate the risks of investing in the Fund. Absent any applicable agreements to waive and/or reimburse certain of the Fund’s operational expenses, the returns of the Fund would have been lower. Updated performance information for the Fund is available at www.tweedy.com or by calling 800-432-4789 (press 0). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Worldwide High Dividend Yield Value Fund

Calendar Year Total Returns1

(1)	The 2018 year-to-date return for the Worldwide High Dividend Yield Value Fund through June 30, 2018 was (0.31)%.

As of December 31, 2017
Best Quarterly Return	17.49% (2nd Quarter, 2009)

Worst Quarterly Return	(14.13)% (4th Quarter, 2008)

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Average Annual Total Return

for Periods Ended December 31, 2017

	One Year	Five Years	Ten Years	Since Inception 9/5/07

Worldwide High Dividend Yield Value Fund

Return before Taxes	22.06%	6.79%	4.70%	4.59%

Return after Taxes on Distributions	20.63	5.38	3.78	3.69

Return after Taxes on Distributions and Sale of Fund Shares	13.58	5.27	3.67	3.58

MSCI World Index (in U.S.$) (reflects no deduction for fees, expenses or taxes)	22.40	11.64	5.03	5.13

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The performance data shown above would be lower had certain fees and expenses not been waived and/or reimbursed from inception through December 31, 2013 and from December 1, 2017 to December 31, 2017.

Management

Tweedy, Browne Company LLC serves as investment adviser to the Fund. The Adviser’s Management Committee, which consists of all of the firm’s Managing Directors (William Browne, Thomas Shrager, John Spears, and Robert Wyckoff) has overall responsibility for the conduct of the firm’s affairs. The Managing Directors, Roger de Bree, John Jay Hill and Frank Hawrylak act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Messrs. Browne and Spears have served on the Management Committee and the Investment Committee since the Fund’s inception in September 2007. Messrs. Shrager and Wyckoff have served on the Management Committee since 2008 and the Investment Committee since the Fund’s inception. Messrs. de Bree, Hill and Hawrylak have served on the Investment Committee since August 2013, August 2013 and December 2014, respectively.

Purchase and Sale of Fund Shares, Tax Information and Financial Intermediary Compensation

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Other Information” on page 26.

Other Information

Purchase and Sale of Fund Shares

You may purchase or redeem shares of each Fund on each day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value determined after receipt of your request in good order.

The minimum initial investment required to open an IRA or other retirement account is $500. All other, non-retirement accounts require a minimum initial investment of $2,500. The minimum requirement for subsequent investments for retirement and non-retirement accounts is $200.

You may purchase shares or redeem shares in one of the following ways:

›	By Mail or Overnight Delivery

Mail	Overnight Delivery
Tweedy, Browne Fund Inc.	Tweedy, Browne Fund Inc.
P.O. Box 9805	4400 Computer Drive
Providence, RI 02940-8005	Westborough, MA 01581

›	By Telephone at 800-432-4789 (Press 0)
›	By Bank Wire
›	By Automated Clearing House

Tax Information

The Funds’ distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account without debt financing.

Financial Intermediary Compensation

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for certain shareholder account maintenance and other services provided. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Performance Information

Average annual total returns for periods ended June 30, 2018 are presented below for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund. The Funds believe that this supplemental information through a more recent date than the year-end information appearing earlier in this prospectus may be of use to investors. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how each of the Funds will perform in the future.

Global Value Fund

Average Annual Total Returns

for Periods Ended June 30, 2018

	One Year	Three Years	Five Years	Ten Years	Since Inception 6/15/93

Global Value Fund

Return before Taxes	5.18%	5.86%	6.38%	6.73%	9.30%

Return after Taxes on Distributions	4.90	5.18	5.62	5.98	8.31

Return after Taxes on Distributions and Sale of Fund Shares	3.40	4.53	5.00	5.56	7.87

MSCI EAFE Index (Hedged to U.S.$)[1] before Taxes	7.94	6.30	9.49	5.57	6.16

MSCI EAFE Index (in U.S.$)[1] before Taxes	6.84	4.90	6.44	2.84	5.37

(1)

The MSCI EAFE Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (Hedged to U.S.$) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. The MSCI EAFE Index (in U.S.$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor on an unhedged basis. Index results are inclusive of dividends and net of foreign withholding taxes. Index figures do not reflect any deduction for fees, expenses or taxes. Prior to 2004, information with respect to the MSCI EAFE Indexes used was available at month end only; therefore the closest month end to the inception date of the Fund, May 31, 1993, has been used.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Global Value Fund II – Currency Unhedged

Average Annual Total Returns

for Periods Ended June 30, 2018

	One Year	Three Years	Five Years	Since Inception 10/26/09

Global Value Fund II – Currency Unhedged

Return before Taxes	6.03%	4.89%	4.80%	6.44%

Return after Taxes on Distributions	5.85	4.69	4.60	6.28

Return after Taxes on Distributions and Sale of Fund Shares	3.92	3.88	3.84	5.26

MSCI EAFE Index (in U.S.$)[1] before Taxes	6.84	4.90	6.44	5.48

(1)

The MSCI EAFE Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index (in U.S.$) reflects the return of the MSCI EAFE Index for a U.S. dollar investor on an unhedged basis. Index results are inclusive of dividends and net of foreign withholding taxes. Index figures do not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed from inception through December 31, 2014 and from December 1, 2017 to June 30, 2018.

Value Fund

Average Annual Total Returns

for Periods Ended June 30, 2018

	One Year	Three Years	Five Years	Ten Years	Since Inception 12/8/93

Value Fund

Return before Taxes	7.44%	6.48%	6.80%	7.68%	8.32%

Return after Taxes on Distributions	7.00	5.63	5.58	6.61	7.37

Return after Taxes on Distributions and Sale of Fund Shares	4.65	4.91	5.18	6.14	7.03

MSCI World Index (Hedged to U.S.$)[1] before Taxes	11.60	9.12	11.33	7.52	7.61

S&P 5001/MSCI World Index (Hedged to U.S.$)[1] before Taxes	11.60	9.12	11.33	7.52	8.43

(1)

The MSCI World Index is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (Hedged to U.S.$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into U.S. dollars. The index accounts for interest rate differentials in forward currency exchange rates. Index results are inclusive of dividends and net of foreign withholding taxes.

The S&P 500/MSCI World Index (Hedged to U.S.$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to U.S.$), linked together by Tweedy, Browne, and represents the performance of the S&P 500 Index for periods December 8, 1993 through December 31, 2006, and the performance of the MSCI World Index (Hedged to U.S.$) beginning January 1, 2007 and thereafter (beginning December 2006, the Fund was permitted to invest more significantly in non-U.S. securities). The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks and assumes the reinvestment of dividends. The index is generally considered representative of U.S. large capitalization stocks. Index figures do not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed from December 8, 1993 through March 31, 1999 and from December 1, 2017 to June 30, 2018.

Worldwide High Dividend Yield Value Fund

Average Annual Total Returns

for Periods Ended June 30, 2018

	One Year	Three Years	Five Years	Ten Years	Since Inception 9/5/07

Worldwide High Dividend Yield Value Fund

Return before Taxes	8.56%	5.70%	5.77%	5.87%	4.34%

Return after Taxes on Distributions	6.88	3.99	4.31	4.97	3.44

Return after Taxes on Distributions and Sale of Fund Shares	5.73	4.25	4.41	4.67	3.37

MSCI World Index (in U.S.$)[1] before Taxes	11.09	8.48	9.94	6.26	4.93

(1)

The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (in U.S.$) reflects the return of this index for a U.S. dollar investor. Index results are inclusive of dividends and net of foreign withholding taxes. Index figures do not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return after Taxes on Distributions and Sale of Fund Shares” may be greater than “Return before Taxes” because the investor is assumed to have a capital loss upon the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed from the Fund’s inception through December 31, 2013 and from December 1, 2017 to June  30, 2018.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is contained in the Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.tweedy.com.

Additional Information Regarding Investment Strategies

Investment Goals and Strategies.  Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for any Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at discounts to their true or intrinsic values. The Adviser seeks to purchase stock at discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser wants collateral value in the form of assets and/or appraised value of earning power that is substantially greater than the cost of the investment. In the case of the Worldwide High Dividend Yield Value Fund, in pursuing the Fund’s value strategy, the Adviser seeks to invest in stocks with above-average dividend yields. The Adviser may be wrong in its assessment of a company’s value, and the stocks the Funds own may not reach what the Adviser believes are their true or intrinsic values. Some holdings may not provide the capital growth anticipated, and a stock believed to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Funds’ relative performance may suffer.

Currency Hedging.  The share price of each Fund will tend to reflect the movements of the different securities markets in which it is invested and, to the degree not hedged, the foreign currencies in which investments are denominated. The Adviser does not attempt to predict the movement of various currencies in reaching a decision about the appropriateness or prudence of an individual investment. Numerous professional and academic empirical studies and the Adviser’s own experience have demonstrated that, over long measurement periods, foreign currency exposure can be hedged back into the U.S. dollar at a cost which, in the Adviser’s opinion, is not likely to be significant in terms of foregone return including transaction expenses. Professional and academic empirical studies that compared the investment results of currency-hedged versus currency-unhedged stock indexes over very long measurement periods have shown similar investment returns for both hedged and unhedged indexes. As a result, the Global Value Fund and the Value Fund may use a variety of currency hedging techniques, including forward currency contracts, to manage their effective currency exchange rate risk, allowing investors the opportunity to capture the “local” return in non-U.S. stocks plus or minus any returns resulting from any interest differential between U.S. interest rates and the interest rates in the country whose currency is being hedged. The Adviser believes the use of appropriate currency hedging instruments will benefit the Global Value Fund and the Value Fund and intends to use them for these two Funds to seek to moderate the risks and rewards of currency exchange rate fluctuations.

For example, while a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses if the inherent investment in the pound, through ownership of a British stock, is not hedged back to the U.S. dollar. Currency fluctuations are often more extreme than stock market fluctuations. In the more than 42 years in which Tweedy, Browne has been investing for clients, the S&P 500 has declined on a calendar year basis more than 20% only three times, in 1974, 2002 and 2008. By contrast, both the dollar/pound and the dollar/deutsche mark relationships and, more recently, the dollar/euro relationship moved more than 20% on numerous occasions. In the last 39 years, there was a four-to-five year period, during 1979 to 1984, when the U.S. dollar value of British, French, German and Dutch currencies declined by 45% to 58%. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Funds’ investment performance, although both the Global Value Fund and the Value Fund seek to moderate currency risk through hedging activities. Investors should recognize, however, that past performance is not a guarantee of future performance, and this example of the effect of currency movements and the impact of hedging may not hold true in the future.

While hedging against currency exchange rate movements reduces the risk of loss from exchange rate changes, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds’ investments are denominated, and, in some interest rate environments, hedging may impose out-of-pocket costs on the Funds. For example, when U.S. interest rates are lower than the interest rates of the country whose currency is being hedged back into the U.S. dollar, there will be a known cost to currency hedging equivalent to the difference between the two rates. Conversely, when U.S. interest rates are higher than the interest rates of the country whose currency is being hedged back into the U.S. dollar, there will be a known benefit to currency hedging equivalent to the difference between the two rates. According to professional and academic empirical studies, known hedging costs or benefits due to interest rate differentials have generally, over very long measurement periods, averaged out to approximately the amount by which the same foreign currency’s U.S. dollar value has declined or increased. Because the Global Value and Value Funds’ currency hedging techniques typically involve the use of derivative instruments such as forward currency contracts, the Funds are also subject to the risk of possible default by the other party to those instruments.

Investors interested in funds that generally do not hedge non-U.S. currency exposure can invest in the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund, which generally do not hedge their perceived foreign currency exposure back into the U.S. dollar. The Global Value Fund II – Currency Unhedged was created specifically to offer investors interested in the Global Value Fund a way to invest in a similar portfolio of securities without the forward hedging contracts. The Worldwide High Dividend Yield Value Fund is also managed on an unhedged basis, in part to provide investors interested in Tweedy, Browne’s approach with another vehicle that has non-U.S. currency exposure, and also because a substantial portion of this Fund’s holdings are in U.S. domiciled companies and in non-U.S. multinational companies that have meaningful exposure to the U.S. dollar.

Certain instruments commonly used to manage currency-exchange risk, including non-deliverable forward currency contracts (“non-deliverable forwards”), have become regulated as “swaps” under the Commodity Exchange Act, as amended. If the Adviser is unable to find practicable and suitable alternatives in situations where it has previously used non-deliverable forwards, the Adviser may choose not to hedge a Fund’s perceived exposure to that particular currency. If the Adviser continues to use non-deliverable forwards to manage a Fund’s perceived currency exposure, the increased complexity and costs associated with the use of such instruments may negatively affect the effectiveness of the Fund’s currency hedging program.

Pursuit of Long-Term Capital Growth.  The Managing Directors of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. Investments in the Global Value Fund and the Global Value Fund II – Currency Unhedged will focus primarily on foreign markets. Investments in the Value Fund will focus on the U.S. and foreign markets. Investments in the Worldwide High Dividend Yield Value Fund will focus on stocks in the U.S. and foreign markets that have above-average dividend yields and, in the opinion of Tweedy, Browne, are reasonably valued. With respect to the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Value Fund, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a portion of these Funds may be invested in small-cap (generally under $1 billion) and mid-cap (up to $5 billion) companies. Because smaller capitalization companies usually do not pay above-average dividends, it is likely that the average capitalization of stocks in the Worldwide High Dividend Yield Value Fund will be significantly greater than in the other Funds. Tweedy, Browne believes small- and mid-cap companies, when available at attractive valuations, can provide enhanced long-term investment results, in part because the possibility of a corporate acquisition at a premium may be greater than with large, multinational companies. Under normal circumstances, each Fund will attempt to stay as fully invested in equities as the Adviser believes is consistent with the availability of attractive investment opportunities and with its diversification parameters. Investment opportunities may be limited in certain market environments and each Fund may at times hold a significant cash position. Equities may include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants), partnership interests, and depository receipts for securities, among other equity investments. The Funds may also invest in debt securities, although for each Fund interest income is an incidental consideration. Although the Global Value Fund and Global Value Fund II – Currency Unhedged invest primarily in foreign securities and invest in U.S. securities only to a limited extent, for temporary defensive purposes, the Funds may invest solely in U.S. or solely in foreign securities. During such a period, the Funds may not achieve their investment objectives.

Each Fund may invest in shares of other investment companies subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Each Fund currently intends to invest its uninvested cash in money market mutual funds that invest substantially in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as an alternative to, or in conjunction with, other short-term investments and may invest a significant percentage of its assets in such money market funds. When a Fund invests in shares of a money market fund or other mutual fund, the Fund’s shareholders indirectly bear the fees and expenses of such other fund in addition to the Fund’s own fees and expenses. Each Fund may also invest without limitation in fixed income obligations including cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Adviser believes market conditions so warrant and for liquidity. To the extent the Fund’s assets are invested in such instruments, the Fund may not achieve its investment objective.

Large Shareholder Transactions.  A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at a time when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management of the Funds

The Funds’ investment adviser is Tweedy, Browne Company LLC, a successor to Tweedy & Co., which was founded in 1920. Tweedy, Browne has managed assets since 1968 and, as of June 30, 2018, manages approximately $17.0 billion in client funds, including the Funds. Tweedy, Browne is located at One Station Place, Stamford, CT 06902. Tweedy, Browne has extensive experience in selecting undervalued stocks in U.S. equity markets, first as a market maker, then as an investor and investment adviser. Tweedy, Browne has invested outside the United States since 1983 and utilizes the same principles of value investing in foreign markets that it has applied to U.S. securities for more than 42 years.

The Adviser seeks to reduce the risk of permanent capital loss, as contrasted to temporary stock price fluctuation, through both diversification and application of its stock selection process, which includes assessing and weighing quantitative and qualitative information concerning specific companies.

A discussion regarding the Board of Directors’ basis for approving the continuation of the Investment Advisory Agreement for each Fund is available in the Funds’ semi-annual report to shareholders dated September 30, 2017.

As of June 30, 2018, the current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $1.2 billion in portfolios combined with or similar to client portfolios, including approximately $137.8 million in the Global Value Fund, $6.5 million in the Global Value Fund II – Currency Unhedged, $80.2 million in the Value Fund and $8.4 million in the Worldwide High Dividend Yield Value Fund. Tweedy, Browne manages the daily investment and business affairs of the Funds, subject to oversight by the Board of Directors. For its investment advisory services rendered with respect to the Global Value Fund, Tweedy, Browne is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $10.3 billion of the Fund’s average daily net assets, and 0.75% on the remaining amount, if any, of the Fund’s average daily net assets.

For its investment advisory services rendered with respect to each of the Global Value Fund II – Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund, Tweedy, Browne is entitled to receive investment advisory fees at an annual rate of 1.25% of the Fund’s average daily net assets. Tweedy, Browne has voluntarily agreed, at least through July 31, 2019, to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with that of the Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) For the fiscal year ended March 31, 2018, Tweedy, Browne received investment advisory fees from each Fund, as set forth below:

	Investment Advisory Fee (as a percentage of net assets)			Investment Advisory Fee Paid for Fiscal Year Ended 3/31/18 (as a percentage of net assets)

Global Value Fund	Assets up to $ Assets over $	10.3 billion 1.25 10.3 billion 0.75	% %	1.25%

Global Value Fund II – Currency Unhedged		1.25%		1.24	%*

Value Fund		1.25%		1.24	%*

Worldwide High Dividend Yield Value Fund		1.25%		1.24	%*

*

Reflects investment advisory fee paid for the fiscal year ended March 31, 2018 pursuant to the Voluntary Expense Reimbursement Agreement (the “Arrangement”). The Arrangement for each of the Global Value Fund II – Currency Unhedged, the Value Fund, and the Worldwide High Dividend Yield Value Fund will remain in place at least until July 31, 2019 and will continue from year to year thereafter at the Adviser’s option, but may not be terminated earlier than July 31, 2019 without the approval of the Company’s Board of Directors.

Tweedy, Browne’s Management Committee, which consists of all of the firm’s Managing Directors (William Browne, Thomas Shrager, John Spears and Robert Wyckoff) has overall responsibility for the conduct of the firm’s affairs. The Managing Directors, Roger de Bree, John Jay Hill and Frank Hawrylak act as the Adviser’s Investment Committee. Purchase and sale decisions are made by a consensus of the available members of the Investment Committee. Tweedy, Browne’s four Managing Directors have been working with each other for over 25 years and Messrs. de Bree, Hill and Hawrylak have been with the Adviser between 15 and 32 years.

Additional information about the foregoing individuals’ compensation, other accounts that they manage and their ownership of securities in the Funds is available in the SAI.

The following is a brief biography of each of the members of the Investment Committee, including positions held by each for the past five years:

William H. Browne has been with the Adviser since 1978, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Management Committee and Investment Committee. He is also Vice President and a member of the Board of Directors of Tweedy, Browne Fund Inc. Additionally, he is a Trustee Emeritus of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

Thomas H. Shrager has been associated with the Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Management Committee and Investment Committee. He is also the President and a member of the Board of Directors of Tweedy, Browne Fund Inc. Previously, he worked in mergers and acquisitions at Bear Stearns, and as a consultant for Arthur D. Little. He received a B.A. and an M.A. in International Affairs from Columbia University.

John D. Spears joined the Adviser in 1974 and is a member of the firm’s Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC and Vice President of Tweedy, Browne Fund Inc. Additionally, he is a member of the Board of Managers of Haverford College. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania – The Wharton School.

Robert Q. Wyckoff, Jr. has been associated with the Adviser since 1991, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm’s Management Committee and Investment Committee. He is also the Chairman and a member of the Board of Directors of Tweedy, Browne Fund Inc. Prior to joining the Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.

Roger R. de Bree has been associated with the Adviser since 2000. He is a research analyst and a member of the firm’s Investment Committee. In addition, he is the Treasurer of Tweedy, Browne Fund Inc. Prior to joining the Adviser, he worked at ABN AMRO Bank and MeesPierson Inc., in addition to serving as an officer in the Royal Dutch Navy from 1986 to 1988. He received a B.B.A. from Nijenrode, the Netherlands School of Business in Breukelen, the Netherlands as well as an M.B.A. from the Instituto de Estudios Superiores de la Empresa (IESE) at the University of Navarre in Barcelona, Spain.

John Jay Hill, a Chartered Financial Analyst (CFA), has been associated with the Adviser since 2003. He is a research analyst and a member of the firm’s Investment Committee. Prior to joining the Adviser, he held positions with Banc of America Securities LLC, Credit Lyonnais Securities (USA) Inc., and Providence Capital, Inc. He received a B.B.A. from Texas Tech University.

Frank H. Hawyrlak, a Chartered Financial Analyst (CFA), has been associated with the Adviser since 1986. He is a research analyst and a member of the firm’s Investment Committee. Prior to joining the Adviser, he worked in the investment department at Royal Insurance. He received a B.S. from the University of Arizona and an M.B.A. from the University of Edinburgh, Scotland.

Payments to Financial Intermediaries.  Each Fund pays all or a portion of the charges imposed by certain financial intermediaries that make shares of the Fund available to their customers and perform various services for the Fund or its shareholders, including transaction processing, subaccounting and similar services. The Board of Directors has approved such payments, to the extent that the arrangement with each such financial intermediary, on an overall basis, generally saves the Funds expenses that they would otherwise incur in maintaining additional shareholder accounts at the Funds’ transfer agent (i.e., if those who invest in the Funds through these financial intermediaries instead invested directly in the Funds). Tweedy, Browne also utilizes a portion of its assets to pay a portion of the charges of certain such financial intermediaries. Tweedy, Browne negotiates the level of payments to any financial intermediary. Currently, such payments, expressed as a percentage of the average daily net assets of the Funds attributable to the particular intermediary, generally are up to 0.35% per year, depending on the nature and level of services and other factors, of which generally up to 0.12% is currently paid by the Funds. These payments may be higher in certain circumstances, including variations in average account size.

Pricing of Fund Shares

Purchases and redemptions, including exchanges, are made at the net asset value per share next calculated after the transfer agent or other authorized broker or intermediary is considered to have received the transaction request. Redemptions of the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund made less than 15 days after purchase are subject to a redemption fee of 2%. The Funds value their investments primarily based on readily available market quotations except that investments that are not readily marketable or whose closing prices do not accurately reflect their current fair value are valued under procedures adopted by the Board of Directors. To the extent the Funds believe the most recently available closing prices may not reflect current fair value due to unusual developments after the close of the markets in which such assets trade, the Funds reserve the right to fair value any of those assets if the Funds believe fair valuation will likely result in a more accurate net asset valuation. Because fair value pricing, for investments that do not have readily available market quotations or whose closing prices do not accurately reflect current fair value, involves judgments that are inherently subjective and inexact, it is possible that the fair value determined for such an asset will be materially different from the value that actually could be or is realized upon sale of the asset. The Funds’ Administrator, The Bank of New York Mellon, determines net asset value per share as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. Since many of the securities owned by the Funds trade on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the value of the Funds’ assets may change on days when you are unable to purchase or redeem shares.

Transaction Information

Dislike forms and instruction manuals? Call 800-432-4789 and press 0; we will help you complete the forms and make it easier to invest in the Funds.

Brokers may charge their customers transaction fees in connection with purchases and redemptions of shares through such brokers.

Purchases

You can purchase shares of the Funds without 12b-1 fees or sales charges of any kind. If you need assistance or have any questions, please call shareholder services between 9:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday, at 800-432-4789 (press 0). Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price next calculated. Each Fund reserves the right to reject any purchase order.

Shares of the Funds are registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with applicable U.S. rules and regulations.

Opening an Account

Minimum Investment: $2,500; IRAs and other retirement accounts, $500.

Make checks payable to the Fund you are purchasing. An account cannot be opened without a completed and signed account application.

By Mail.  Send your completed, signed account application and check to: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, Rhode Island 02940-8005 or, for overnight delivery, 4400 Computer Drive, Westborough, Massachusetts 01581.

By Wire.  Call shareholder services at 800-432-4789 and press 0 for instructions on how to establish a new account and to obtain wire instructions.

Contact

For shareholder services, including account and/or Fund information, call 800-432-4789 and press 0.

Website: www.tweedy.com

Purchasing Additional Shares

Minimum Investment: $200.

Make checks payable to the Fund you are purchasing.

By Mail.  Send a check with an investment slip or letter indicating your account number and the Fund you are purchasing to: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or, for overnight delivery, 4400 Computer Drive, Westborough, MA 01581.

By Wire.  Follow the wire procedures listed above under “Opening an Account – By Wire.”

By Telephone.  Call shareholder services at 800-432-4789 and press 0 to purchase at the share price next calculated after payment is received. The telephone privilege must be authorized on your account; see “Transaction Policies – By Telephone” on page 41.

By Automated Clearing House (“ACH”).  Once you have established ACH for your account, you may purchase additional shares via ACH by calling shareholder services at 800-432-4789; press 0. To establish ACH, please see “Transaction Policies – By ACH or Wire” on page 41. ACH purchases are made at the share price next calculated after payment is received.

Minimum Investment

As mentioned above, the minimum investment required to open an IRA or other retirement account is $500. All other non-retirement accounts require a minimum investment of $2,500. The minimum requirement for subsequent investments for retirement and non-retirement accounts is $200. Under certain circumstances and with the prior written consent of the Adviser, minimum investment requirements may be waived for certain sponsored wrap programs, defined contribution plans and other similar asset accumulation programs.

Redemptions and Exchanges

You can redeem or exchange shares of any Fund without fees or sales charges. However, for the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund, there is a redemption fee of 2% of your redemption proceeds for redemptions or exchanges made less than 15 days after purchase. You can exchange shares from one Fund to another Fund after five days, subject to any applicable redemption fee. Each Fund reserves the right to reject any exchange order.

Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. Each Fund typically expects to use holdings of cash and cash equivalents and sales of portfolio securities to meet redemption requests both in regular and stressed market conditions.

Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the 1940 Act if (i) the NYSE is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the Securities and Exchange Commission, by order or regulation, permits the suspension of the right of redemption.

By Telephone.  Call shareholder services at 800-432-4789 and press 0 to request redemption or exchange of some or all of your Fund shares. The telephone privilege must be authorized on your account; see “Transaction Policies – By Telephone” on page 41. You can request that redemption proceeds be mailed to your address of record or, if previously established, sent to your bank account via wire or ACH. For information on establishing ACH or authorizing wire redemptions, please see “Transaction Policies – By ACH or Wire” on page 41.

By Mail.  Send your redemption or exchange instructions to: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 4400 Computer Drive, Westborough, MA 01581. Your instructions must be signed exactly as the account is registered and must include:

›	your name
›	the Fund and account number from which you are redeeming or exchanging
›	the number of shares or dollar value to be redeemed or exchanged
›	the Fund into which you are exchanging your shares.

Special Circumstances.  If you wish to redeem or exchange $100,000 or more by mail, or you request that redemption proceeds be paid to or mailed to a person or address other than the account holder(s) of record, and in certain other circumstances, you must have a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient). You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted. It is imperative that the proper prefix and ink be used by the institution affixing the medallion signature guarantee in order to process your request. Please call shareholder services at 800-432-4789 and press 0 if you have any questions about the procedure. A notary public cannot provide a medallion signature guarantee.

Redemptions in Kind.  If market conditions exist that make cash payments undesirable or payment in-kind desirable, any Fund may honor any request to redeem more than $250,000 within a three-month period by making payment in excess of that amount entirely or partially in securities. This is known as a redemption “in kind.” The securities given in payment are selected by the Fund and are valued the same way as for calculating the Fund’s net asset value. The Company may, in its discretion, also make payments in kind at the request of redeeming shareholders. If payment is made in securities, a shareholder would incur trading costs in converting the securities to cash and would be subject to the risk that the securities might decline in value prior to converting the securities to cash.

Involuntary Redemptions.  To reduce expenses, each Fund reserves the right to sell your shares and close your non-retirement account if the value of your account falls below the applicable minimum as a result of redemptions or exchanges. The Funds will give you 30 days’ notice before your shares are sold, which gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account. This policy does not apply to accounts that fall below the minimum solely as a result of market fluctuations.

Transaction Policies

By Check.  If you purchase shares of any Fund with a check that does not clear, your purchase will be cancelled and you will be responsible for any loss resulting from this cancellation. Purchases made by check are not available for redemption or exchange until the purchase check has cleared, which may take up to seven business days. Checks must be drawn on or payable through a U.S. bank or savings institution and must be payable to the Fund.

By ACH or Wire.  You can designate a bank account to wire money or to electronically transfer money via ACH for investment in any Fund. Additionally, you can designate a bank account to receive redemption proceeds from any Fund via ACH or wire. Bank accounts may be designated when you open an account with the Funds via your account application. To designate a bank account after your account has been opened, or to change your bank account information, complete the Account Maintenance Form. To establish ACH for your account in any Fund, which requires two weeks, complete the Systematic Purchase and Redemption Form. Each Form can be obtained from our website www.tweedy.com or by calling shareholder services at 800-432-4789. Press 0 to request a Form. Include a medallion signature guarantee, if applicable, then send the completed Form to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 4400 Computer Drive, Westborough, MA 01581. Money sent via ACH takes two business days to clear. Your bank must be a member of ACH to establish ACH transactions.

By Telephone.  The Funds and their transfer agent employ procedures to verify that telephone transaction instructions are genuine. If they follow these procedures, they will not be liable for any losses resulting from unauthorized telephone instructions. You can establish telephone transaction privileges on your account by so indicating on your account application. If you wish to add telephone transaction privileges to your account after it has been opened, send a letter, signed by each account holder, to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, 4400 Computer Drive, Westborough, MA 01581.

Excessive Short-Term Trading.  The Funds are intended for long-term investors and not for those who wish to trade their shares frequently. If your investment horizon is not long-term, then you should not invest in the Funds. Each Fund discourages and does not knowingly accommodate excessive short-term trading. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term holders, including disruptions to efficient portfolio management, higher administrative and brokerage costs and dilution in net asset value from traders looking for short-term profits from time zone arbitrage, momentum and other short-term strategies. Although there is no generally applied standard in the market place as to what level of trading activity is excessive, a Fund may determine that you have traded excessively if, for example, you sell or exchange shares within a short period of time after the shares were purchased. Each Fund has established a systematic review procedure designed to detect patterns of short-term trading. If such trading is detected, shareholders involved may be prohibited from additional purchases of Fund shares if such trading is deemed by the Adviser to be harmful to the Fund. Although each Fund believes that these procedures and, in the case of Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, the redemption fee described below have been effective in helping to prevent incidents of short-term trading, they may not fully detect or prevent all instances of short-term trading. The implementation of the Funds’ short-term trading policy is inherently subjective and involves some selectivity in its application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. The Funds are not able to identify or prevent every instance of inappropriate trading. The Funds reserve the right to close any account suspected of short-term trading and may reject any purchase order. The Directors of the Company have approved these policies and the redemption fee discussed below.

Redemption Fee.  Each of the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund assess a 2% redemption fee on redemptions (including by exchange) of Fund shares held for less than 15 days. The Value Fund does not assess a redemption fee. This redemption fee is assessed and retained by the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund for the benefit of their remaining shareholders. The fee is not a sales charge and does not benefit Tweedy, Browne. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased, but not to redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested in additional shares. Each of these Funds reserves the right to modify or terminate the redemption fee at any time.

The Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund seek to apply the redemption fee uniformly but recognize that application would be unfair or unnecessary to protect the Funds from the effects of short-term trading in certain circumstances. Thus, the Funds will not impose the fee at the fund account level on omnibus or similar accounts of certain pre-approved broker-dealers, banks, broad-based benefit plans and other institutions (i) that have a program of charging such fees to their account holders and remitting the proceeds to the applicable Fund; (ii) that, in the Adviser’s judgment, appear to have policies and procedures reasonably designed to prevent short-term trading in Fund shares by participants in their accounts; or (iii) whose investment platforms, programs, or allocation models appear to be designed to encourage long-term holdings and, in the Adviser’s judgment, are not conducive to short-term or other abusive trading by participants in their accounts. Examples of these types of exceptions are asset allocation programs that rebalance periodically, systematic withdrawal programs, and employee benefit plans that appropriately restrict the frequency of allocation changes with which participants can reduce their interests in a Fund. The Funds also do not impose the redemption fee in certain 401(k) transactions and hardship situations such as death, disability or sudden financial burden that have been approved by the Funds or the Adviser. There is always the risk that a shareholder acting through an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee. In addition, the application of the redemption fee may vary among financial intermediaries. If you believe you may be eligible for a waiver of the redemption fee, please contact us at 800-432-4789. Requests for waivers of the redemption fee are handled on a uniform basis and any waivers are reported periodically to the Directors.

Each Fund also has established a systematic review procedure designed to detect patterns of short-term trading activity, as described above (see “Transaction Policies – Excessive Short-Term Trading”).

Suspicious Activity.  The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Customer Identification Program.  Federal law requires each Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with a Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, each Fund reserves the right to place limits on transactions in any account until the identity of the investor is verified; or to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. Each Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Mailings to Shareholders.  Each Fund combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the report (annual and semi-annual reports, prospectuses, etc.) or other communications for all accounts, except to the extent an investor has not authorized such communications. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings of Fund communications, please contact the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc. at 800-432-4789 (press 0), or write to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI, 02940-8005.

Escheatment of Inactive Accounts.  Abandoned or unclaimed property laws, which vary from state to state, require financial organizations such as the Funds to transfer (or “escheat”) unclaimed property (including shares of a Fund) to the appropriate state if, for a period of time specified by state law, no activity occurs in an account or if shareholder correspondence is returned as undeliverable. In certain states, activity is not deemed to occur unless a shareholder initiates contact with the Funds. You can help keep your account active by reaching out to the Funds periodically at 800-432-4789 (press 0) and by keeping your account address current.

Distributions and Taxes

The Global Value Fund, the Global Value Fund II – Currency Unhedged and the Value Fund each declare and pay dividends and capital gains distributions, if any, at least annually. The Worldwide High Dividend Yield Value Fund declares and pays dividends at least semi-annually and capital gains distributions, if any, at least annually. Dividends and distributions are reinvested in additional shares of the same Fund unless you elect to receive them in cash. Dividends and distributions are taxable whether you receive cash or additional shares. Redemptions and exchanges of shares are taxable events on which you may recognize a gain or loss.

Global Value Fund, Global Value Fund II – Currency Unhedged and Value Fund

Type of Distribution	Frequency	Federal Tax Status
Dividends from net investment income	Annual	taxable as ordinary or dividend income

Distributions of short-term capital gains	Annual	taxable as ordinary income

Distributions of long-term capital gains	Annual	taxable as capital gains

Worldwide High Dividend Yield Value Fund

Type of Distribution	Frequency	Federal Tax Status
Dividends from net investment income	Semi-annual	taxable as ordinary or dividend income

Distributions of short-term capital gains	Annual	taxable as ordinary income

Distributions of long-term capital gains	Annual	taxable as capital gains

Generally, you should avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on amounts that include, in economic terms, a partial return of your investment. Every January, each Fund will send you information about its dividends and distributions made to you during the previous calendar year. Accounts such as IRAs, 401(k) plans, or other retirement accounts are not subject to taxes on annual distributions paid by the Funds (unless there is debt financing). You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

The Company may be required to report cost basis and holding period information to both the Internal Revenue Service and shareholders for gross proceeds from the sales of shares of each Fund purchased on or after January 1, 2012. This information will be reported on Form 1099-B. The deadline for mailing Form 1099-B to shareholders is February 15. Absent shareholder instructions, the Company will calculate and report cost basis information using its default method of average cost. If you hold shares of a Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

A more complete discussion of the tax rules applicable to the Funds and their shareholders can be found in the SAI that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to the U.S. federal, foreign, state and local income or other taxes.

Financial Highlights

These Financial Highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report thereon, along with the Funds’ financial statements, appears in the Funds’ annual report, which is available upon request.

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14
Net asset value, beginning of year	$26.74	$23.89	$26.97	$26.98		$25.11

Income from investment operations:
Net investment income	0.25	0.32	0.22	0.24		0.32
Net realized and unrealized gain (loss) on investments	1.31	3.32	(2.09)	0.74		2.73

Total from investment operations	1.56	3.64	(1.87)	0.98		3.05

Distributions:
Dividends from net investment income	(0.31)	(0.29)	(0.21)	(0.33)		(0.32)
Distributions from net realized gains	(0.10)	(0.50)	(1.00)	(0.66)		(0.86)

Total distributions	(0.41)	(0.79)	(1.21)	(0.99)		(1.18)

Redemption fees (a)	0.00	0.00	0.00	0.00		0.00

Net asset value, end of year	$27.89	$26.74	$23.89	$26.97		$26.98

Total return (b)	5.82%	15.49%	(7.08)%	3.69	%(c)	12.25	%(c)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,672,272	$9,579,670	$8,718,479	$9,603,856		$7,977,755
Ratio of operating expenses to average net assets	1.36%	1.38%	1.37%	1.36%		1.37%
Ratio of net investment income to average net assets	0.91%	1.25%	0.83%	0.94%		1.30%
Portfolio turnover rate	5%	3%	1%	8%		4%

(a)	Amount represents less than $0.01 per share.

(b)	Total return represents aggregate total return for the periods indicated.

(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

Financial Highlights

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15		Year Ended 3/31/14
Net asset value, beginning of year	$14.10	$12.88	$14.02	$14.90		$13.18

Income from investment operations:
Net investment income	0.14	0.21	0.17	0.15		0.15
Net realized and unrealized gain (loss) on investments	1.56	1.21	(1.12)	(0.84)		1.72

Total from investment operations	1.70	1.42	(0.95)	(0.69)		1.87

Distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.19)	(0.19)		(0.15)

Redemption fees (a)	0.00	0.00	0.00	0.00		0.00

Net asset value, end of year	$15.61	$14.10	$12.88	$14.02		$14.90

Total return (b)	12.08%	11.17%	(6.79)%	(4.72	)%(c)	14.27	%(c)

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$378,197	$353,618	$341,727	$447,103		$443,382
Ratio of operating expenses to average net assets	1.36%	1.40%	1.38%	1.37%		1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/reimbursements of expenses	1.37%	1.40%	1.38%	1.36%		1.37%
Ratio of net investment income to average net assets	0.93%	1.51%	1.12%	1.00%		1.23%
Portfolio turnover rate	6%	4%	14%	9%		4%

(a)	Amount represents less than $0.01 per share.

(b)	Total return represents aggregate total return for the periods indicated.

(c)

The net asset value (NAV) disclosed in the March 31, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2014.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/18	Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14
Net asset value, beginning of year	$21.78	$19.51	$22.14	$23.21	$21.68

Income from investment operations:
Net investment income	0.16	0.20	0.20	0.24	0.27
Net realized and unrealized gain (loss) on investments	1.64	2.99	(1.97)	0.47	2.81

Total from investment operations	1.80	3.19	(1.77)	0.71	3.08

Distributions:
Dividends from net investment income	(0.19)	(0.19)	(0.21)	(0.26)	(0.21)
Distributions from net realized gains	(0.19)	(0.73)	(0.65)	(1.52)	(1.34)

Total distributions	(0.38)	(0.92)	(0.86)	(1.78)	(1.55)

Net asset value, end of year	$23.20	$21.78	$19.51	$22.14	$23.21

Total return (a)	8.19%	16.57%	(8.09)%	3.08%	14.38%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$534,019	$576,732	$506,152	$619,158	$638,000
Ratio of operating expenses to average net assets	1.36%	1.38%	1.37%	1.36%	1.37%
Ratio of operating expenses to average net assets excluding waivers and/or reimbursements of expenses	1.37%	1.38%	1.37%	1.36%	1.37%
Ratio of net investment income to average net assets	0.61%	0.97%	0.91%	0.98%	1.17%
Portfolio turnover rate	6%	8%	7%	6%	7%

(a)	Total return represents aggregate total return for the periods indicated.

Financial Highlights

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/18		Year Ended 3/31/17	Year Ended 3/31/16	Year Ended 3/31/15	Year Ended 3/31/14
Net asset value, beginning of year	$9.47		$8.75	$10.84	$12.01	$10.67

Income from investment operations:
Net investment income	0.17		0.23	0.21 (c)	0.25	0.23
Net realized and unrealized gain (loss) on investments	1.10		0.87	(1.15)	(0.50)	1.33

Total from investment operations	1.27		1.10	(0.94)	(0.25)	1.56

Distributions:
Dividends from net investment income	(0.18)		(0.23)	(0.26)	(0.25)	(0.20)
Distributions from net realized gains	(0.33)		(0.15)	(0.89)	(0.67)	(0.02)

Total distributions	(0.51)		(0.38)	(1.15)	(0.92)	(0.22)

Redemption fees (a)	0.00		0.00	0.00	0.00	0.00

Net asset value, end of year	$10.23		$9.47	$8.75	$10.84	$12.01

Total return (b)	13.58	%(d)	13.04%	(9.03)%	(2.23)%	14.81%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$266,642		$296,107	$334,621	$568,540	$754,786
Ratio of operating expenses to average net assets	1.36%		1.38%	1.37%	1.35%	1.36%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.37%		1.38%	1.37%	1.35%	1.36%
Ratio of net investment income to average net assets	1.54%		2.43%	2.11%	1.96%	2.07%
Portfolio turnover rate	5%		5%	5%	7%	10%

(a)	Amount represents less than $0.01 per share.

(b)	Total return represents aggregate total return for the periods indicated.

(c)	Based on average shares outstanding.

(d)

The net asset value (NAV) disclosed in the March 31, 2018 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on March 31, 2018. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on March 31, 2018.

Privacy Information

As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of the information that Tweedy, Browne Company LLC and its employees, its mutual funds and other investment funds (“we,” “our” or “us”) have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

Information we Collect

In the course of doing business with you, we collect nonpublic information about you from the following sources:

›	Information we receive from you on applications or other forms, such as your social security number, personal financial information, occupation, and birth date;
›	Information about your transactions with us, our affiliates, or others such as payment history, account balance, assets, and past transactions; and
›	Information we collect from you through your account inquiries by mail, e-mail, or telephone.

Disclosure of Information to Non-Affiliated Third Parties

We do not disclose any nonpublic personal information about our customers or former customers to any non-affiliated third parties except with prior consent or as permitted by law. Disclosures permitted by law include information to our service providers, such as transfer agents, custodians, shareholder communications firms, technology consultants and clearing firms. As a rule, we only provide this information to those entities whose services are necessary for us to properly fulfill our investment services to you. We only share with these service providers the information they need to provide these services and they are required to use this information only to provide the services.

Disclosure of Information to Affiliates

Subject to applicable law, Tweedy, Browne Company LLC, any of its affiliates who serve as distributor for its mutual funds and/or other investment funds, and those mutual funds and other investment funds share information with each other about their customers and former customers and may use this information to market our products and services to you in a manner they are confident does not impinge upon your privacy. In addition, for internal accounting, recordkeeping, and auditing purposes, we may from time to time share limited information relating to your account with our holding company affiliate, which uses the information solely for the above-mentioned purposes. Except as described above, neither we nor our holding company affiliate share any of this information with any other affiliates. In certain states there may be restrictions on the ability of one affiliate to use this information obtained from another affiliate without first offering customers the ability to opt out of such sharing of information. In general, we obtain all of such information directly and accordingly are not subject to these restrictions with respect to our own use of such information.

Security Standards

We maintain physical, electronic, and procedural safeguards to seek to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

This Privacy Information is not part of the Prospectus.

FOR MORE INFORMATION

If you want more information about the Funds, the following documents are available upon request:

›

Annual/Semi-Annual Reports - Additional information about the Funds’ investments is available in their annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

›	Statement of Additional Information (SAI) - The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

You can request free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting your financial adviser or the Funds at: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005, or for overnight delivery 4400 Computer Drive, Westborough, MA 01581, or by telephone at 800-432-4789 (press 0). The annual and semi-annual reports and the prospectus and SAI are available on the Funds’ website at www.tweedy.com.

You can visit the SEC’s website at http://www.sec.gov to view the Prospectus, SAI and other information. You can also view and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202-551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

TWEEDY, BROWNE FUND INC.

One Station Place, Stamford, CT 06902

800-432-4789

www.tweedy.com

Investment Company
Act File No. 811 - 07458	TB – PRO. 0718

Tweedy, Browne Global Value Fund	TBGVX

Tweedy, Browne Global Value Fund II - Currency Unhedged	TBCUX

Tweedy, Browne Value Fund	TWEBX

Tweedy, Browne Worldwide High Dividend Yield Value Fund	TBHDX

each a series of

TWEEDY, BROWNE FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

July 27, 2018

This Statement of Additional Information (“SAI”) provides information about Tweedy, Browne Global Value Fund (the “Global Value Fund”), Tweedy, Browne Global Value Fund II - Currency Unhedged (the “Global Value Fund II - Currency Unhedged”), Tweedy, Browne Value Fund (the “Value Fund”) and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Worldwide High Dividend Yield Value Fund”) (each, a “Fund” and collectively, the “Funds”). The Funds are series of Tweedy, Browne Fund Inc. (the “Company”).

This information is in addition to the information contained in the Funds’ Prospectus dated July 27, 2018, as amended or supplemented from time to time (the “Prospectus”). This SAI is not a Prospectus. It should be read in conjunction with the Prospectus and the Funds’ Annual Report dated March 31, 2018. The audited financial statements and notes and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Funds’ 2018 Annual Report are incorporated herein by reference in the section “Additional Information - Financial Statements.” No other portion of the Annual Report is incorporated herein by reference. Copies of the Prospectus and Annual Report may be obtained without charge by writing to Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, Rhode Island 02940-8005, by calling 800-432-4789 or by accessing www.tweedy.com.

INVESTMENT OBJECTIVES AND POLICIES

The Company, a Maryland corporation organized on January 28, 1993, offers four separate series: the Global Value Fund, the Global Value Fund II – Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund. The Company is a no-load, open-end management investment company that continuously offers and redeems its shares. The Funds are diversified series of the Company and are commonly known as mutual funds. Tweedy, Browne Company LLC is the investment adviser for each Fund and is referred to herein as “Tweedy, Browne” or the “Adviser.”

The Funds’ objectives and policies, except as otherwise stated, are not fundamental and may be changed without the approval of shareholders. The Global Value Fund and the Global Value Fund II - Currency Unhedged seek long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of foreign equity securities that the Adviser believes are undervalued. The Value Fund seeks long-term growth of capital by investing in a diversified portfolio consisting primarily of U.S. and foreign equity securities that the Adviser believes are undervalued. The Worldwide High Dividend Yield Value Fund seeks long-term growth of capital by investing primarily in a diversified portfolio consisting of U.S. and foreign equity securities that the Adviser believes to have above-average dividend yields and valuations that are reasonable. Each Fund is permitted, but not required, to invest in debt securities. There can be no assurance that the Funds will achieve their respective objectives.

Generally, the Global Value Fund and Value Fund seek to hedge back to the U.S. dollar their perceived foreign currency exposure, based on the Adviser’s judgment of such exposure after taking into account various factors, such as the source of the portfolio companies’ earnings and the currencies in which their securities trade. In contrast, the Global Value Fund II - Currency Unhedged and Worldwide High Dividend Yield Value Fund generally do not hedge their foreign currency exposure, in order to provide investors interested in the Adviser’s investment approach with vehicles that have non-U.S. currency exposure. With respect to the Global Value Fund II - Currency Unhedged, the Adviser reserves the right, under circumstances that the Adviser deems to be extraordinary, to hedge all or a portion of the Fund’s currency exposure to a particular emerging market. In the case of the Worldwide High Dividend Yield Value Fund, a substantial portion of the Fund’s holdings will be in U.S.-domiciled companies and non-U.S. multi-national companies that have meaningful exposure to the U.S. dollar.

Global Value Fund. The Global Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in an internationally oriented portfolio, according to the Fund’s objective and policies, and is designed for long-term investors who can accept international equity investment risk. The Global Value Fund is not intended to provide a complete investment program for an investor. The Global Value Fund expects to invest primarily in foreign equity securities, although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Value Fund may also (but is not required to) invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor’s entire investment holdings. As with any long-term investment, the value of the Global Value Fund’s shares when sold may be higher or lower than when purchased.

Global Value Fund II - Currency Unhedged. The Global Value Fund II - Currency Unhedged is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in an internationally-oriented portfolio, according to the Fund’s objective and policies, and is designed for long-term investors who can accept international equity investment risk and currency exchange rate risk. The Global Value Fund II - Currency Unhedged is not intended to provide a complete investment program for an investor. The Global Value Fund II - Currency Unhedged expects to invest primarily in foreign equity securities, although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Value Fund II - Currency Unhedged may also (but is not required to) invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor’s entire investment holdings. As with any long-term investment, the value of the Fund’s shares when sold may be higher or lower than when purchased.

Value Fund. The Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic and foreign equity portfolio, according to the Fund’s objective and policies, and is designed for long-term investors who can accept domestic and foreign equity investment risk. The Value Fund is not intended to provide a complete investment program for an investor. The Value Fund expects to invest its assets primarily in U.S. and foreign equity securities that the Adviser believes are undervalued. The Fund may also (but is not required to) invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that a value-oriented investment strategy offers investors the opportunity for profitable investment in domestic and foreign equity securities whose prices may be below intrinsic worth, private market value or previously high stock prices. As with any long-term investment, the value of the Value Fund’s shares when sold may be higher or lower than when purchased.

1

Worldwide High Dividend Yield Value Fund. The Worldwide High Dividend Yield Value Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic and foreign equity portfolio of stocks that the Adviser believes have an above-average dividend yield and reasonable valuations, in accordance with the Fund’s objective and policies, and is designed for long-term investors who can accept domestic and foreign equity investment risk. The Worldwide High Dividend Yield Value Fund is not intended to provide a complete investment program for an investor. The Worldwide High Dividend Yield Value Fund expects to invest its assets primarily in U.S. and foreign equity securities that have above-average dividend yields and that the Adviser believes are reasonably valued. Under normal market conditions, the Worldwide High Dividend Yield Value Fund invests at least 40% of its assets in foreign securities and in at least three countries in addition to the U.S. The Fund may also (but is not required to) invest in debt investments, although interest income is an incidental consideration. As with any long-term investment, the value of the Worldwide High Dividend Yield Value Fund’s shares when sold may be higher or lower than when purchased. Dividends are not guaranteed, and a company that is currently paying dividends may reduce or cease paying dividends at any time.

RISKS OF THE FUNDS

Each Fund’s principal investment strategies are described in the “Principal Investment Strategies” section of the Funds’ Prospectus. The following are some of the risk factors associated with the Funds’ principal investment strategies and with other investment techniques that may be used by the Funds in seeking to achieve their investment objectives. For the Funds’ actual investments in the types of investments associated with the risks described below, please consult the Funds’ most recent Annual or Semi-Annual Report.

The Funds cannot guarantee a gain or eliminate the risk of loss. There is no assurance that a Fund’s objectives will be achieved.

Value Investing. Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The Funds offer investors the opportunity to invest in a diversified portfolio of securities whose market prices may be well below the stocks’ intrinsic values at time of purchase.

The Adviser may be wrong in its assessment of a company’s value, and the stocks owned by a Fund may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause a Fund’s relative performance to suffer. There may be periods during which a Fund is unable to find securities that meet its value investment criteria. If a Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

Foreign Securities. Investors should recognize that investing in foreign securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect each Fund’s performance. The risks associated with foreign securities are more pronounced in emerging markets.

Foreign companies may be subject to different standards, practices and requirements with respect to accounting, auditing and financial reporting compared to domestic companies, and there may be less or less helpful publicly available information about a foreign company than about a domestic company. Some foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of comparably sized domestic issuers. Similarly, volume and liquidity in some foreign bond markets is less than in the U.S. and volatility of price in such markets may be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the portfolio security. Fixed commissions on some foreign securities exchanges and bid-ask spreads in some foreign bond markets are higher than negotiated commissions on U.S. exchanges and bid-ask spreads in the U.S. bond market.

In some foreign countries, there may be less government supervision and regulation of business and industry practices, securities exchanges, securities traders, brokers and listed companies than in the U.S. It may be more difficult for the Funds’ agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and some foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions. Some foreign countries may have legal systems that may make it difficult for a

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Fund to vote proxies, exercise shareholder rights, and pursue legal remedies or obtain judgments with respect to its investments. In addition, with respect to certain foreign countries, there is the possibility of seizure or confiscatory taxation, political or social instability, capital controls, nationalization of companies or industries or diplomatic developments which could affect U.S. investments in those countries. Moreover, at any particular time, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

These risks generally are more of a concern in developing countries, inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Funds seek to mitigate the issues associated with these risks through diversification and active professional management. Depositary receipts may be utilized to make investing in a particular foreign security more convenient for U.S. investors. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

Investments in foreign securities usually will involve currencies of foreign countries. Because of the risks discussed above, the value of the assets of each Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts (or options thereon) to purchase or sell foreign currencies. The Funds may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

Because the Funds may be invested in both U.S. and foreign securities markets, changes in each Fund’s share price may have a low correlation with movements in the U.S. markets. Each Fund’s share price will tend to reflect the movements of both the different stock and bond markets in which it is invested and, especially in the case of Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, which are generally unhedged, the currencies in which the unhedged investments are denominated. The strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. Foreign securities may be subject to foreign government taxes which could reduce the yield on such securities, although, if certain requirements are satisfied and subject to certain limitations, a shareholder of a Fund may be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see “Dividends, Distributions and Taxes”). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Funds invest for the most part in developed countries around the world, with some exposure to emerging markets, in an attempt to take advantage of appropriate opportunities wherever they may arise.

Equity Securities. Each Fund may invest in both domestic and foreign equity investments, including common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures and warrants), partnership interests, and depositary receipts for securities, among other equity investments. An investment in a Fund should be made with an understanding of the risks inherent in any investment in equity securities, including the risk that the financial condition of the issuers of each Fund’s portfolio securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities held in the Fund’s portfolio and thus in the value of a Fund’s shares). Additional risks include risks associated with the right to receive payments from the issuer, which is generally inferior to the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer.

Common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of debt securities. The issuance of debt securities or even preferred stock by an issuer will create prior claims for payment of principal, interest, and dividends, which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the economic interest of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (which value will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values that are subject to market fluctuations for as long as they remain outstanding. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. The value of the common stocks in each Fund’s portfolio thus is expected to fluctuate.

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Preferred stocks are usually entitled to rights on liquidation that are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks. Preferred stocks may pay cumulative dividends. Because the dividend rate is pre-established, and because preferred stocks are senior to common stocks, preferred stocks tend to have less possibility of capital appreciation. There are also other special risks associated with investing in preferred stocks, including deferral of distributions, subordination to securities senior in the issuer’s capital structure, limited voting rights, and special redemption rights that may be exercised by the issuer.

Depositary Receipts. The Funds may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are typically issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market, and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Funds’ investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Repurchase Agreements. The Funds may (but are not required to) enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker-dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker-dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase.

A repurchase agreement provides a means for each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., one of the Funds) acquires a debt security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price (plus any interest accrued if interest will be paid in cash) on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund’s custodian or in the Federal Reserve Book Entry system. In order to obtain the most favorable pricing, the Fund may enter into tri-party agreements among the Fund, its custodian and the repurchase agreement counterparty, usually an investment bank.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Investment Company Securities. Each Fund may invest in investment company securities. Such investments are subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Under Section 12(d)(1)(F) of the 1940 Act, each Fund may purchase up to 3% of the shares of any number of other mutual funds, and under Rule 12d1-1, each Fund may invest an unlimited amount of its uninvested cash in a money market fund, so long as that investment is consistent with the Fund’s investment objectives and policies. When a Fund invests in shares of a mutual fund, the Fund’s shareholders indirectly bear the fees and expenses of the mutual fund in addition to the Fund’s own fees and expenses.

Illiquid Securities. Each Fund may invest a portion of its assets in illiquid securities. Securities are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund values the security. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling

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expenses and may not be able to be made at desirable prices or at the prices at which the securities have been valued by the Fund. No more than 15% of a Fund’s net assets (measured at the time of purchase) will be invested in illiquid securities.

Fixed Income Obligations. Each Fund may invest without limitation in fixed income obligations including cash equivalents (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Adviser believes market conditions so warrant and for liquidity.

The Funds may also (but are not required to) invest in non-convertible debt instruments of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed the total return available from investments in equity securities. These debt instruments will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA, A or BBB by Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc. (“S&P”) or those of equivalent quality as determined by the Adviser, except to the extent described below under “High Yield Securities.”

High Yield Securities. Each Fund may (but is not required to) invest up to and including 15% of its total assets in fixed income securities rated lower than investment grade (i.e., rated below Baa by Moody’s, or below BBB by S&P) and in non-rated securities of equivalent credit quality in the Adviser’s judgment. Securities rated below BBB or Baa are typically referred to as “junk bonds” or “high yield securities” and have speculative characteristics. The Funds may invest in debt securities which are rated as low as C by Moody’s or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. High yield securities or non-rated securities of equivalent credit quality carry a high degree of risk (including a greater possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price, and may be less liquid than securities in the higher rating categories, and are considered speculative. The lower the ratings of such securities, the greater these risks. See Appendix A to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

The prices of high yield securities are likely to be more sensitive to interest rate changes than higher-rated investments and more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by one of the Funds defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or payment-in-kind securities, their market prices are likely to be affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Funds to value accurately high yield securities in the Funds’ portfolios and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because less reliable and objective data is available.

To the extent any Fund invests in high yield securities, the Adviser would rely not only on ratings issued by established credit rating agencies, but also on its own independent and on-going review of credit quality. If the rating of a portfolio security is downgraded by one or more credit rating agencies, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Zero Coupon and Structured Securities. The Funds may (but are not required to) invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest. Structured securities, particularly mortgage-backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors. Depending on the nature of the structured security purchased, a change in the rate of prepayments can have the effect of enhancing or reducing the yields to a Fund from such investment and expose the Fund to the risk that any reinvestment will be at a lower yield.

Convertible Securities. The Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into or exchangeable for another security, usually common stock. Investments in convertible

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securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so usually do not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although usually not as much as the underlying common stock.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Other Rights to Acquire Securities. The Funds may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination. These securities are generally exercisable at premiums above the value of the underlying security at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of a Fund’s investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

Derivatives, Currency and Related Transactions. The Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rate fluctuation, currency exchange rate fluctuations, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into swaps, caps, floors or collars, and/or enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain, although no more than 5% of a Fund’s liquidation value will be committed to initial margin or premiums on instruments regulated by the Commodity Futures Trading Commission (“CFTC”) in Strategic Transactions entered into for non-hedging purposes and the notional amount of instruments regulated by the CFTC will not exceed a Fund’s net assets. The Company has claimed exclusion from the definition of the term “commodity pool operator” (“CPO”) adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets, on behalf of the Funds. Therefore, the Company is not subject to CPO registration and regulation under the Commodity Exchange Act and expects that it will continue to qualify for exclusion under amendments to the CPO rules adopted by the CFTC. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. A Fund’s ability to benefit from these Strategic Transactions may depend in part on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Each Fund intends to comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving

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financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes, and not for speculative purposes.

Strategic Transactions have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Purchase of put and call options may result in losses to a Fund or limit the amount of appreciation a Fund can realize on its investments. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Currency Transactions. The Funds may engage (and the Global Value Fund and Value Fund generally do engage) in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. (As noted above, the Global Value Fund and Value Fund generally seek to hedge back to the U.S. dollar their perceived foreign currency exposure where practicable, while the Global Value Fund II - Currency Unhedged and Worldwide High Dividend Yield Value Fund generally do not hedge their foreign currency exposure.) Currency transactions may include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, options on currency futures, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below (see “Swaps, Caps, Floors and Collars”). The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

The Funds’ dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Funds may also (but are not required to) cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also (but are not required to) engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund’s portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies. For example, if the Adviser considers that the Hong Kong dollar is linked to the euro, and a Fund holds securities denominated in Hong Kong dollars, the Adviser may cause the Fund to enter into a contract to sell euros and buy U.S. dollars.

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Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to a country’s economy. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below in “Use of Segregated and Other Special Accounts.”

Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange-traded or “listed” options and over-the-counter options (“OTC options”). Listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding listed options uses the OCC as an example, but is also applicable to other financial intermediaries.

Each Fund’s ability to close out its position as a purchaser or seller of an OCC or listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, in many cases there may be no central clearing or guaranty function for an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have

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received) a short term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any other nationally recognized statistical rating organization (“NRSRO”).

If a Fund sells (i.e., issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund’s income. The sale of put options can also provide income.

All calls sold by the Funds must be “covered” (i.e., the Fund must own the securities or futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by one of the Funds exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

Futures. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Funds’ use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC, and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If one of the Funds exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

None of the Funds will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon that are non-hedging positions would exceed 5% of that Fund’s liquidation value; however, in the case of a non-hedging option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below in “Use of Segregated and Other Special Accounts.”

Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

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Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. As a result of the financial regulatory reform of the swap market in recent years, a large number of banks and investment banking firms acting both as principals and as agents utilize standardized swap documentation and trade execution venues for “plain vanilla” products. As a result, the market for plain vanilla instruments is relatively liquid. Caps, floors and collars are more bespoke innovations for which less liquidity exists.

Short Sales. Each Fund may make short sales of securities traded on domestic or foreign exchanges. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. A Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any

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loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurodollar Instruments. The Funds may make investments in instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are often linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (iv) lower trading volume and liquidity.

Regulation of the Derivatives Market. The U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), includes provisions that comprehensively regulate the over-the-counter (i.e., not exchange-traded) derivatives markets. This regulation requires that certain of the options, currency transactions and other derivative transactions that may be entered into by a Fund be regulated as swaps by the CFTC or as security-based swaps by the Securities and Exchange Commission (the “SEC”).

The Dodd-Frank Act generally requires the CFTC or SEC to determine whether certain swaps and security-based swaps must be submitted for clearing to a regulated clearing organization (the so-called “clearing mandate”), unless an exemption from clearing applies. Presently, the clearing mandate applies only to certain types of interest rate swaps and index credit default swaps, but the scope of the clearing mandate is expected to grow over time. Swaps and security-based swaps that are submitted for clearing will be subject to minimum initial and variation margin requirements set by the relevant clearing organization and clearing broker, as well as possible SEC or CFTC mandated margin requirements. Accordingly, dealers of swaps and security-based swaps (usually large commercial banks or other financial institutions) as well as other market participants will be required to post margin to the clearing organizations through which their swaps and/or security-based swaps are cleared. These changes with respect to clearing and margin likely will increase a dealer’s costs, and those increased costs are expected to be passed through, at least partially, to market participants, including the Funds if they use such swaps or security-based swaps. The SEC, CFTC, and other U.S. regulators also require dealers to post and collect margin on uncleared swap transactions (e.g., non deliverable forward currency contracts) and uncleared security-based swap transactions from certain market participants that may include a Fund.

The Dodd-Frank Act also requires many swaps and security-based swaps that are currently executed on a bilateral basis in the over-the-counter market to be executed through a regulated exchange or execution facility if those transactions are subject to the clearing mandate. With the continued development of the regulatory structure for swaps and security-based-swaps, it may be more difficult and costly for the Funds to continue to enter into customized swap or security-based swap transactions on a bilateral basis.

In addition, dealers and major participants in the over-the-counter swap and security-based swap markets are required to register with the SEC and/or CFTC. Registered dealers and major participants are subject to minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, limitations on conflicts of interest, and other regulatory burdens. These requirements may increase the overall costs for dealers and major participants in the over-the-counter market, and such increased costs are likely to be passed through, at least partially, to market participants, including the Funds if they utilize these instruments.

The cumulative effects of the Dodd-Frank Act on swap and security-based swap transactions and on participants in the derivatives market continue to be uncertain. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Adviser cannot know how the derivatives market will adjust to new regulations.

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Use of Segregated Accounts. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid assets with the Custodian (as defined below), or a designated sub-custodian, to the extent the Funds’ obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. Liquid assets may include cash, cash equivalents, equity and debt securities and other acceptable assets as long as they are readily marketable. The Adviser, subject to oversight by the Board of Directors of the Company (the “Board”), is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

A forward currency contract which obligates a Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or securities denominated in that currency equal to the Fund’s obligations or to segregate liquid assets equal to the amount of the Fund’s obligations unless the contract is entered into to facilitate the purchase or sale of a security denominated in a particular currency or for hedging currency risks of one or more of a Fund’s portfolio investments.

OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed options, will generally provide for cash settlement, although the Funds will not be required to do so. As a result, when one of the Funds sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds, other than those described above, generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, each of the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of liquid assets having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by “marking to market” daily. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Strategic Transactions. For example, a Fund could

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purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

Regulatory developments may affect the Funds’ ability to adhere to the above-mentioned practices. The Funds may modify their asset segregation policies in the future to, among other things, comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Funds’ activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (see “Dividends, Distributions and Taxes”).

Borrowing. Each Fund may borrow to the extent permitted under the 1940 Act, including up to one-third of its total assets from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions, a Fund will not purchase any security when any borrowings are outstanding. The Funds’ borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral or satisfy segregation requirements with respect to such transactions. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.

Loans of Portfolio Securities. Each Fund may lend portfolio securities to broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive all or a portion of the interest or dividends paid on the loaned securities or a negotiated payment; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 25% of the total assets of such Fund.

Collateral will consist of U.S. government securities, cash equivalents, or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

Government Intervention in Financial Markets Risk. Past instability in the financial markets has led the U.S. government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity, including through direct purchases of equity and debt securities. Current and future U.S. and foreign legislative and regulatory actions may affect the Adviser, a Fund, its securities and/or the Fund’s investments in ways that are unforeseeable, including possibly changing the way in which the Funds are regulated and/or impacting a Fund’s ability to achieve its investment objective. For example, the Dodd-Frank Act, which was signed into law in 2010, contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives, and the identification, monitoring and prophylactic regulation of systemic risks to financial market. The continuing implementation of the Dodd-Frank Act and other regulations could adversely affect the Adviser and/or the Funds. The Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Funds, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Funds.

Additionally, the SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. It is possible that new SEC rules, guidance or regulatory initiatives resulting from these efforts could increase the Funds’ expenses and impact their returns or adversely impact or limit their use of various portfolio management strategies and techniques.

In particular, in October 2016, the SEC adopted a new liquidity risk management rule requiring open-ended funds, such as the Funds, to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. The Funds will be required to comply with certain aspects of the rule by December 1, 2018, while implementation of other aspects of the rule has been delayed until June 1, 2019. Additionally, the SEC adopted new monthly portfolio holdings reporting requirements that would be applicable to the Funds. The Funds are currently required to maintain reporting information in their records, and will be required to begin reporting

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this information to the SEC in 2019. The ultimate effect of these new rules on the Funds is not yet certain.

The Trump administration has called for, and in certain instances has begun to implement, significant changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform. In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomics and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes, they could adversely affect the Funds.

In addition, the recently enacted Tax Cuts and Jobs Act (the “Act”) makes substantial changes to the Internal Revenue Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these and the many other changes made in the Act is highly uncertain, both in terms of the direct effect on the taxation of an investment in the Funds’ shares and their indirect effect on the value of our assets, our shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the Act. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Funds or their shareholders.

Special Risks Related to Cybersecurity. With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a Fund’s investment adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value per share (“NAV”), impediments to trading, the inability of Fund investors to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Although service providers typically have policies and procedures, business continuity plans and/or risk management systems intended to identify and mitigate cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security policies, plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. A Fund and its investors could be negatively impacted as a result.

Market Disruption/Geopolitical Risk. Events and circumstances occurring around the world, such as instability in the Middle East, terrorist attacks, trade or tariff arrangements, natural disasters, epidemics, social and political discord, debt crises, sovereign debt downgrades, diplomatic developments between the United States, foreign countries, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, or the exit or potential exit of one or more countries from the Economic and Monetary Union (“EMU”) or the European Union (“EU”), among others, may cause economic uncertainty around the world or in particular markets, and may have long-term adverse effects on U.S. and other financial markets and economies. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds’ portfolios.

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The United Kingdom’s membership in the EU is expected to end on March 29, 2019. The United Kingdom triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon in April 2017, following which the United Kingdom and the EU entered into negotiations regarding the terms of the United Kingdom’s withdrawal. The outcome of those negotiations, and the ultimate terms of the political and economic relationship between the United Kingdom and the EU, are uncertain at this time and will remain so until the negotiations are concluded. A transition period of 21 months, beginning the day on which the United Kingdom’s EU membership ends in March 2019, has been agreed upon to establish cross-border relations between the United Kingdom and the remaining EU member states.

The announcement of the United Kingdom’s approval of its withdrawal from the EU in June 2016 had caused significant volatility in global financial markets and uncertainty about the integrity and functioning of the EU. Such volatility and uncertainty may return in the future, and could persist for an extended period of time. Significant uncertainty remains with respect to the ramifications of the United Kingdom’s withdrawal from the EU, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The withdrawal of the United Kingdom is likely to have a significant political impact on the EU and its institutions, and may result in major reforms being made to the EMU or the EU. The nature and extent of the impact of any such changes on the Adviser and the Funds are uncertain, but could result in material losses to the Funds.

INVESTMENT RESTRICTIONS

The policies set forth below are fundamental policies of each Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this SAI, a “majority of the outstanding voting securities of a Fund” means the lesser of (1) 67% or more of the voting securities of such Fund present at a meeting of Fund shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, none of the Funds may:

1.

borrow money, except to obtain liquid securities for use in connection with Strategic Transactions (as defined under “Derivatives, Currency, and Related Transactions” on page 6) conducted by the Fund in connection with its portfolio activities or as a temporary measure for extraordinary or emergency purposes, in connection with the clearance of transactions or to pay for redemptions, in each case subject to applicable U.S. government limitations;

2.

purchase or sell real estate (other than securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities) or purchase or sell physical commodities or contracts relating to physical commodities (other than currencies and specie to the extent they may be considered physical commodities) or oil, gas or mineral leases or exploration programs;

3.	act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

4.	make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations may be deemed to be loans;

5.

issue senior securities, except as appropriate to evidence borrowings of money, and except that Strategic Transactions conducted by the Fund in connection with its portfolio activities are not considered to involve the issuance of senior securities for purposes of this restriction;

6.	purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the same industry; or

7.

with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except in each case

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securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies.

In addition, the Board has adopted the following policy (among others) which may be changed without a shareholder vote: none of the Funds may invest more than 15% of its net assets (measured at the time of purchase) in illiquid securities. Generally speaking, a security is considered to be illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the value placed on it by the Fund.

If a percentage restriction on investment or utilization of assets as set forth under “Investment Restrictions” above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds’ assets will not be considered a violation of the restriction.

Share Certificates

Certificates will not be issued to indicate ownership in the Funds.

MANAGEMENT OF THE COMPANY AND THE FUNDS

Information about Directors and Officers

Information pertaining to the Directors and officers of the Company is set forth below. The Board oversees the Company’s business and investment activities and is responsible for protecting the interests of the Funds’ shareholders. The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Board Structure and Leadership

The Board is composed of nine Directors, a majority of whom are not “interested persons” of the Company (as that term is defined by the 1940 Act and the rules thereunder) (“Independent Directors”). The Directors meet periodically throughout the year to discuss and consider matters concerning the Company and to oversee the Company’s activities, including its investment performance, compliance program and risks associated with its activities.

Robert Q. Wyckoff, Jr., a Managing Director of the Adviser, and therefore an “interested person” of the Company, serves as Chairman of the Board. The Board has appointed Mr. Richard Salomon, Independent Director and Chairman of the Audit Committee, as lead Independent Director of the Company. The lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with officers, counsel and other Directors on matters that may arise between regular Board meetings. Designation as lead Independent Director does not imply that the lead Independent Director is subject to a standard greater than or different from other Directors.

The Board has established one standing committee, the Audit Committee, to facilitate the Board’s oversight of the management of the Company. The scope of the Committee’s responsibilities is discussed in greater detail below. The Board believes that its leadership and governance structure is appropriate because it allows all of the Independent Directors to exercise independent judgment while benefitting from the insight and experience of the Adviser. The Independent Directors, as part of their annual self-evaluation process, review: (1) the Audit Committee Charter; and (2) the structure of the Board and its committees. The Independent Directors believe that the Fund’s Board and committee structure is appropriate given the characteristics and circumstances of the Company and its business activities.

Risk Oversight Function

Risk management on a day-to-day basis is primarily performed by the Adviser and other service providers to the Company. However, the Board and its Audit Committee actively perform a risk oversight function for the Company. The Board exercises this risk oversight function during regular Board and committee meetings with the Company’s senior officers and key service providers. The Chief Compliance Officer regularly meets with the Board to discuss issues related to compliance, and reports on tests of the compliance procedures of the Company and its service providers. The Treasurer, along with representatives of the Adviser, including portfolio management personnel, and other key service providers regularly meet with the Board to discuss, among other things, investment, business and operational risks that may impact the Company. The Audit Committee meets with and receives reports from the Company’s independent registered public accounting firm (the “independent auditors”) to discuss internal controls and financial reporting matters. In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Company’s activities. In addition, the Company benefits from processes and procedures

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adopted by Tweedy, Browne and the Company’s other service providers to identify, assess and manage risks that may impact the Company.

Qualifications of the Directors

The tables below identify the Directors and officers of the Company.

INDEPENDENT DIRECTORS
Name, Address,[1] Age and Position(s) with Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Paul F. Balser Age: 76 Director	Since 2000	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since 2001; Partner, Generation Partners (private equity investments) from 1995 to 2004; Senior Advisor, Millennium Bridge Capital (private equity investments) since 2015.	4	None

Bruce A. Beal Age: 82 Director	Since 1993	Chairman, Related Beal (real estate development and investment companies).	4	None

Robert C. Elliott Age: 72 Director	Since 2016	Vice Chairman from 2014 to 2017, Market Street Trust Company; Board of Regents – Winthrop University Hospital since 2005; Senior Adviser, Bessemer Trust from 2011 to 2014; Senior Managing Director, Bessemer Trust from 1975 to 2011.	4	None

Jack E. Fockler Age: 59 Director	Since 2016	Managing Director and Vice President, Head of Sales, Client Service and Marketing from 1989 to 2015; Senior Advisor from 2015 to 2017, Royce & Associates, LP (retired since January 2018).	4	None

John C. Hover II Age: 75 Director	Since 2003	Former Executive Vice President, United States Trust Company of New York (retired since 2000).	4	None

Richard B. Salomon Age: 70 Director	Since 1996	Of Counsel, Cozen O’Connor (law firm) since 2013.	4	None

[1]	Each director may be reached c/o Tweedy, Browne Company LLC, One Station Place Stamford, CT 06902.

[2]	Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death.

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INTERESTED DIRECTORS[1]

Name, Address,[2] Age and Position(s) with Company	Term of Office[3] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

William H. Browne Age: 73 Vice President and Director	Vice President since 2009; Director since 2009 and from 1993 to 1997.	Managing Director, Tweedy, Browne Company LLC.	4	None

Thomas H. Shrager Age: 61 President and Director	President since 2009; Director since 2008.	Managing Director, Tweedy, Browne Company LLC.	4	None

Robert Q. Wyckoff, Jr. Age: 65 Chairman, Vice President and Director	Chairman and Vice President since 2016; Director since 2015.	Managing Director, Tweedy, Browne Company LLC.	4	None

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Messrs. William H. Browne, Thomas H. Shrager and Robert Q. Wyckoff, Jr. are each an “interested person” of the Company as defined in the 1940 Act because of their affiliation with Tweedy, Browne Company LLC, which acts as the Company’s Investment Adviser, and with AMG Distributors, Inc., the Funds’ distributor.

[2]	Each director may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.

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Directors serve for a term until the next annual meeting of stockholders and the election and qualification of their successors, or until their earlier removal, resignation or death. Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

OFFICERS WHO ARE NOT DIRECTORS

Name, Address,[1] Age and Position(s) with Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years

Roger R. de Bree Age: 55 Treasurer	Since 2016	Research Analyst (since 2000) and member of the Investment Committee (since 2013), Tweedy, Browne Company LLC.

Elise M. Dolan Age: 42 Chief Compliance Officer and Assistant Secretary	Since 2013	General Counsel and Chief Compliance Officer (since 2016) and Associate General Counsel (2013 to 2016), Tweedy, Browne Company LLC; Associate, Dechert LLP (2002 to 2013).

Patricia A. Rogers Age: 52 Vice President and Secretary	Since 2013	Associate General Counsel (since 2016 and 1998 to 2013) and General Counsel and Chief Compliance Officer (2014 to 2016), Tweedy, Browne Company LLC; Chief Compliance Officer (2004 to 2013) and Chief Operating Officer (2013 to 2014), Tweedy, Browne Fund Inc.

John D. Spears Age: 69 Vice President	Since 1993	Managing Director, Tweedy, Browne Company LLC.

[1]	Each officer may be reached c/o Tweedy, Browne Company LLC, One Station Place, Stamford, CT 06902.

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[2]	Officers serve for an indefinite term until the election and qualification of their successors, or until their earlier removal, resignation or death.

The Board has determined that each of the Directors is qualified to serve as a Director of the Company, based on a review of the experience, qualifications, attributes and skills of each Director, including those listed in the table above and those discussed below. The Board has also considered the diversity of the Directors’ backgrounds when determining whether each Director is qualified to serve as a Director of the Company. In making its determination, the Board has taken into account each Director’s commitment to the Board and participation in Board and Committee meetings throughout his tenure on the Board. These qualifications support the conclusion that each individual is qualified to serve as a Director.

The Directors collectively have significant records of experience and accomplishment in business, non-profit organizations, academia, law, accounting and other professions. The following is a summary of qualifications, experiences and skills of each Director in addition to the principal occupation(s) during the past five years noted in the table above:

Mr. Balser has prior financial and management experience investing and managing private equity fund assets. Mr. Balser has also served on boards of directors of a number of various public and private companies. He has experience as a Director of the Company since 2000.

Mr. Beal has prior financial and management experience as the Chairman of a privately held company focusing on real estate investments. He also has management experience as a trustee for a number of non-profit and charitable organizations. He has extensive experience as a Director of the Company since 1993.

Mr. Elliott has prior operational and management experience serving as Senior Managing Director of a private wealth management and investment advisory company. He also has management experience serving as a trustee for non-profit and charitable organizations. He has more than forty years’ experience in the financial services industry, serving in various leadership positions. Mr. Elliott has experience as a Director of the Company since January 2016.

Mr. Fockler has prior management experience serving as Vice President of a registered mutual fund family. He also has operational experience as Managing Director of that fund’s investment adviser. Mr. Fockler has more than thirty years of extensive experience in the financial services industry. Mr. Fockler has experience as a Director of the Company since January 2016.

Mr. Hover has prior financial and operational experience with a company focusing on private banking and wealth management. He also has management experience as a trustee for a number of non-profit and charitable organizations. He has extensive experience as a Director of the Company since 2003.

Mr. Salomon has prior legal and management experience as Of Counsel, and former Member, of a prominent national law firm. He also has management experience as a member of the board of numerous other public and nonprofit boards. Mr. Salomon has experience with the Company as lead Independent Director and Chairman of the Audit Committee, and as a Director of the Company since 1996.

Mr. Browne has prior financial and management experience serving as a member of Tweedy, Browne’s Management Committee and Investment Committee. He also has management experience as a trustee emeritus of a prominent U.S. university. Mr. Browne served as Chairman of the Board of the Company from July 2009 to March 2016. He also has experience as a Director of the Company since 2009, and previously served as a Director between 1993 and 1997.

Mr. Shrager has prior financial and management experience serving as a member of Tweedy, Browne’s Management Committee and Investment Committee. He also has valuable experience serving in various roles with other firms in the financial services industry. Mr. Shrager has served as President of the Company since July 2009 and has experience as a Director of the Company since 2008.

Mr. Wyckoff has prior financial and management experience serving as a member of Tweedy, Browne’s Management Committee and Investment Committee. He also has relevant experience serving in a number of positions with other firms in the financial services industry. Mr. Wyckoff has served as Chairman of the Board of the Company since 2016. He also served as Treasurer of the Company from July 2002 to March 2016. Mr. Wyckoff has experience as a Director of the Company since 2015.

Standing Committees

The Board has established an Audit Committee consisting of six members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Salomon (Chairman), Balser, Beal, Elliott, Fockler and Hover, each an Independent Director

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of the Company. The Board has determined that Mr. Balser is an Audit Committee Financial Expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Company. The functions performed by the Audit Committee include: (1) overseeing the quality, objectivity and integrity of the Company’s financial reporting process and financial statements and the independent audit and review thereof; (2) reviewing and evaluating any issues raised by the independent auditors; (3) acting as a liaison between the Company’s independent auditors and the full Board of Directors; and (4) considering and advising the Board whether any member is an “audit committee financial expert” as defined by applicable regulations of the SEC, and aiding the Board regarding designation of appropriate members as such. The Audit Committee held two meetings during the fiscal year ended March 31, 2018.

Directors’ Ownership of the Funds

Set forth in the table below is the dollar range of equity securities beneficially owned by each Director in each Fund and the aggregate dollar range of equity securities in all registered investment companies overseen by each Director within the Company’s family of investment companies as of December 31, 2017.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies

Paul F. Balser	Global Value Fund – over $100,000 Global Value Fund II – None Value Fund – None Worldwide High Dividend Yield Value Fund – None	over $100,000

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Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in Family of Investment Companies

Bruce A. Beal	Global Value Fund – over $100,000 Global Value Fund II – None Value Fund – None Worldwide High Dividend Yield Value Fund – None	over $100,000

William H. Browne	Global Value Fund – over $100,000 Global Value Fund II – over $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000	over $100,000

Robert C. Elliott	Global Value Fund – over $100,000 Global Value Fund II – None Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – None	over $100,000

Jack E. Fockler	Global Value Fund – over $100,000 Global Value Fund II – None Value Fund – None Worldwide High Dividend Yield Value Fund – None	over $100,000

John C. Hover II	Global Value Fund – over $100,000 Global Value Fund II – over $100,000 Value Fund – None Worldwide High Dividend Yield Value Fund – over $100,000	over $100,000

Richard B. Salomon	Global Value Fund – over $100,000 Global Value Fund II – over $100,000 Value Fund – None Worldwide High Dividend Yield Value Fund – over $100,000	over $100,000

Thomas H. Shrager	Global Value Fund – over $100,000 Global Value Fund II – $50,001 - $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000	over $100,000

Robert Q. Wyckoff, Jr.	Global Value Fund – over $100,000 Global Value Fund II – over $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000	over $100,000

The Independent Directors receive from the Company an annual fee of $130,000 paid in quarterly increments of $32,500, plus reimbursement for out-of-pocket expenses incurred for service as a Director. (Prior to January 1, 2018, the annual fee was $125,000, paid in quarterly increments of $31,250.) The lead Independent Director receives additional compensation of $26,000 per annum, paid in quarterly increments of $6,500. (Prior to January 1, 2018, the lead Independent Directed received additional compensation of $25,000 per annum, paid in quarterly increments of $6,250.) These amounts are allocated pro-rata based on relative average net assets of the Funds. No officer or employee of the Adviser or any affiliate thereof receives any compensation from the Company for serving as a Director or officer of the Company.

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The table below shows the total fees that were paid to each of the Independent Directors during the fiscal year ended March 31, 2018. No executive officer or person affiliated with the Funds, other than the Independent Directors, received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.

Name of Independent Director	Aggregate Compensation Received from the Company	Pension or Retirement Benefits Accrued (as part of Fund expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex
Paul F. Balser	$126,250	None	None	$126,250
Bruce A. Beal	$126,250	None	None	$126,250
Robert C. Elliott	$126,250	None	None	$126,250
Jack E. Fockler	$126,250	None	None	$126,250
John C. Hover II	$126,250	None	None	$126,250
Richard B. Salomon*	$151,500	None	None	$151,500

*Mr. Salomon, as the lead Independent Director, receives additional compensation of $26,000 per annum paid in quarterly installments of $6,500.

INVESTMENT ADVISORY AND OTHER SERVICES

Structure of the Funds

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company organized as a Maryland corporation on January 28, 1993. Each Fund is a diversified series of the Company.

The authorized capital stock of the Company consists of 2.0 billion shares with $0.0001 par value, 600 million shares of which are allocated to the Global Value Fund, 600 million shares of which are allocated to the Global Value Fund II - Currency Unhedged, 400 million shares of which are allocated to the Value Fund and 400 million shares of which are allocated to the Worldwide High Dividend Yield Value Fund. Each share of a series has equal rights with each other share of that series as to voting for Directors, redemption, dividends, liquidation and all other matters on which shareholders are entitled to vote. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Company is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. If the Company is required to hold a meeting of shareholders to elect Directors pursuant to Section 2-501(b)(1) of Maryland General Corporation Law, such meeting shall be designated the annual meeting of shareholders for that year. Special meetings may also be called for purposes such as electing or removing Directors, or changing fundamental investment policies. Shareholders will be assisted in communicating with other shareholders in connection with any effort to remove a Director.

The Directors have the authority to issue additional classes and series of shares of stock and to designate the relative rights and preferences as between the different classes and series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board.

Maryland corporate law provides that a Director of the Company will not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Company and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director will be fully protected in relying in good faith upon the records, opinions or reports made to the Company by persons reasonably believed by the Director to be qualified to provide such information, opinions or reports. The By-Laws provide that the Company will indemnify Directors and officers of the Company against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Company, to the fullest extent permitted by Maryland corporate law, as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability or expense to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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Code of Ethics

The Company and Tweedy, Browne, as investment adviser, have adopted a Code of Ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in mutual funds and other securities, including securities that may be purchased or held by the Company. In addition, AMG Distributors, Inc., as principal underwriter, has adopted a Code of Ethics under Rule 17j-1 (the “AMG Code of Ethics”). The AMG Code of Ethics, which generally permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, contains procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 29, 2018, the following entities/individuals owned of record or were known by the Company to have beneficially owned 5% or more of the outstanding shares of the relevant Fund:

Fund Name	Name and Address	Percent of Total Shares Outstanding

TWEEDY, BROWNE GLOBAL VALUE FUND	CHARLES SCHWAB & CO INC FBO SPECIAL CUSTODY ACCT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	24.24%

	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	17.59%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	7.97%

	MORGAN STANLEY SMITH BARNEY LLC HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY, NJ 07311	5.39%

TWEEDY, BROWNE GLOBAL VALUE FUND II-CURRENCY UNHEDGED	MLPF & S (FBO) ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST 2ND FLR JACKSONVILLE, FL 32246-6484	14.92%

	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	12.35%

	CHARLES SCHWAB & CO INC FBO SPECIAL CUSTODY ACCT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	12.03%

	MAC & CO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	10.45%

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Fund Name	Name and Address	Percent of Total Shares Outstanding

	SEI PRIVATE TRUST COMPANY C/O MELLON BANK ID 797 ATTN: MUTUAL FUND ADMIN. ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	8.66%

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Fund Name	Name and Address	Percent of Total Shares Outstanding

TWEEDY, BROWNE GLOBAL VALUE FUND II-CURRENCY UNHEDGED	SEI PRIVATE TRUST COMPANY C/O STATE STREET BANK ATTN: MUTUAL FUND ADMIN. ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	5.23%

TWEEDY, BROWNE VALUE FUND	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	17.21%

	JOHN D SPEARS TTEE JOHN D SPEARS REVOCABLE TRUST NAPLES, FL 64102-4903	9.00%

	BNY MELLON TRUSTEE PENSION PLANS MASTER TRUST FOR ALCOA USA CORP ALCOA CORP CENTER ATTN JASON MORTON 201 ISABELLA STREET PITTSBURGH, PA 15212	7.00%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCL BEN C ATTN MUTUAL FUNDS REINVEST OMNIBUS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	5.87%

	BNY MELLON TTEE ALCOA MASTER RETIREMENT PLANS TR ATTN BRIAN MERRITT 201 ISABELLA ST PITTSBURGH, PA 15212-5858	5.50%

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	21.15%

	CHARLES SCHWAB & CO INC FBO SPECIAL CUSTODY ACCT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	20.10%

	BNY MELLON TRUSTEE PENSION PLANS MASTER TRUST FOR ALCOA USA CORP ALCOA CORP CENTER ATTN JASON MORTON 201 ISABELLA STREET PITTSBURGH, PA 15212	11.19%

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Fund Name	Name and Address	Percent of Total Shares Outstanding

	BNY MELLON TTEE ALCOA MASTER RETIREMENT PLANS TR ATTN BRIAN MERRITT 201 ISABELLA ST PITTSBURGH, PA 15212-5858	9.28%

	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	6.15%

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As of June 30, 2018 the Directors and officers of the Company as a group owned (a) 0.86% of the outstanding shares of the Global Value Fund, (b) 1.28% of the outstanding shares of the Global Value Fund II – Currency Unhedged, (c) 10.28% of the outstanding shares of the Value Fund and (d) 2.08% of the outstanding shares of the Worldwide High Dividend Yield Value Fund.

Investment Adviser

Tweedy, Browne acts as investment adviser to each of the Funds. The Adviser is registered with the SEC as an investment adviser.

Tweedy, Browne was founded in 1920 and began managing money for the account of persons other than its principals and their families in 1968. Tweedy, Browne began investing in foreign securities in 1983. Tweedy, Browne is owned by its four Managing Directors, William H. Browne, Thomas H. Shrager, John D. Spears and Robert Q. Wyckoff, Jr.; certain other employees of Tweedy, Browne; and Affiliated Managers Group, Inc. (“AMG”), which, through a wholly-owned subsidiary, owns a majority interest in Tweedy, Browne. AMG is a publicly traded company that acquires ownership interests in investment management firms. The Management Committee, which consists of all of the firm’s Managing Directors, William Browne, Thomas Shrager, John Spears and Robert Wyckoff, has overall responsibility for the conduct of the firm’s affairs. The Managing Directors, Roger R. de Bree, John Jay Hill and Frank H. Hawrylak act as the Adviser’s Investment Committee and are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio. Neither AMG nor its subsidiaries manage the day-to-day operations of, nor participate in, the investment process at Tweedy, Browne.

The Adviser renders services to the Funds pursuant to separate Investment Advisory Agreements (the “Agreements”) dated as of May 29, 1998, as amended as of October 15, 2017, in the case of the Global Value Fund; May 29, 1998, in the case of the Value Fund; September 16, 2009, in the case of the Global Value Fund II - Currency Unhedged; and April 20, 2007, in the case of the Worldwide High Dividend Yield Value Fund. Each Agreement had an initial two-year term and thereafter remains in effect from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Company, cast in person at a meeting called for the purpose of voting on such approval, and by vote of either the Company’s Directors or the outstanding voting securities of the Fund. The Agreements for each Fund were most recently approved by the Directors, including a majority of the Directors who are not parties to such Agreements or interested persons of the Adviser or the Company, on May 15, 2018. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice, and automatically terminates in the event of its assignment.

Under each Agreement, the Adviser provides the Funds with continuing investment management for the Funds’ portfolios consistent with the Funds’ investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolios of the Funds, what portfolio securities shall be held or sold by the Funds, and what portion of the Funds’ assets shall be held uninvested, subject always to the provisions of the Company’s Articles of Incorporation and Amended and Restated By-Laws, the 1940 Act and the Code, and to the Funds’ investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Company may from time to time establish.

In addition to the foregoing contractual services, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds’ operations as open-end investment companies including, but not limited to: preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds’ transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds’ federal, state and local tax returns; assisting in preparing and filing the Funds’ federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds’ books and records; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds’ operating budgets; review of the Funds’ bills and oversight of the Funds’ bill payment process; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Board.

Subject to the ability of the Adviser, upon approval of the Board, to obtain reimbursement for the administrative time spent on the Funds’ operations (other than investment advisory matters) by employees of the Adviser, the Adviser pays the compensation of all Directors, officers and employees of the Company affiliated with the Adviser and makes available, without expense to the Funds, the services of such Directors, officers and employees as may duly be elected officers of the Company, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds’ office space and facilities. The Company pays Tweedy, Browne for certain non-advisory services performed by certain employees of the Adviser which consist of financial, tax and accounting reviews, reconciliations and related matters and compliance and shareholder servicing assistance. For these services, the

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amount the Company pays Tweedy, Browne is currently $475,000 per year, allocated pro-rata based on the relative average net assets of the Funds. The agreement was most recently approved on December 5, 2017.

Under the Agreements, each Fund is responsible for all of its other expenses including organizational expenses; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; net asset valuation; the fees and expenses of the transfer agent; the costs of preparing share certificates or other expenses, including clerical expenses relating to the issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees of the Company who are not affiliated with the Adviser and, to the extent described above, employees of the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Company may arrange to have third parties assume all or part of the expenses relating to the sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and for the legal obligation it may have to indemnify the Adviser and its Directors and officers with respect thereto.

For its investment advisory services rendered with respect to the Global Value Fund, Tweedy, Browne is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $10.3 billion of the Fund’s average daily net assets, and 0.75% on the remaining amount, if any, of the Fund’s average daily net assets. (Prior to October 15, 2017, the Global Value Fund’s advisory fee was 1.25% of the value of the Fund’s average daily net assets.) For its investment advisory services rendered with respect to each of the Value Fund, the Global Value Fund II – Currency Unhedged, and the Worldwide High Dividend Yield Value Fund, Tweedy, Browne is entitled to receive investment advisory fees at an annual rate of 1.25% of the Fund’s average daily net assets. In accordance with each Fund’s Agreement, the fee is payable monthly in arrears, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of such Fund and unpaid. The Adviser has formally requested and is receiving interim payments of the advisory fee from the Funds. With respect to Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, Tweedy, Browne has voluntarily agreed through at least July 31, 2019, to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of the Global Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points).

Each Agreement also provides that the name “Tweedy, Browne Fund Inc.” and the name of the applicable Fund belong to the Adviser.

Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement and indemnifies the Adviser and its employees, officers and members against any cost or expense in any circumstance in which the Adviser is not liable to the Fund.

During the past three fiscal years, the Global Value Fund, Global Value II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund incurred investment advisory fees in the following amounts:

	Fiscal Year Ended March 31, 2018

	Gross Advisory Fee	Waived Advisory Fees and Reimbursed Expenses	Advisory Fees and Expenses Recouped	Net Advisory Fee
Global Value Fund	$125,744,842	N/A	N/A	$125,744,842
Global Value Fund II – Currency Unhedged	$4,651,086	(24,968)	N/A	$4,626,118
Value Fund	$7,219,389	(30,396)	N/A	$7,188,993
Worldwide High Dividend Yield Value Fund	$3,762,988	(15,042)	N/A	$3,747,946

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	Fiscal Year Ended March 31, 2017

	Gross Advisory Fee	Waived Advisory Fees and Reimbursed Expenses	Advisory Fees and Expenses Recouped	Net Advisory Fee
Global Value Fund	$112,961,938	N/A	N/A	$112,961,938
Global Value Fund II – Currency Unhedged	$4,055,968	N/A	N/A	$4,055,968
Value Fund	$6,667,353	N/A	N/A	$6,667,353
Worldwide High Dividend Yield Value Fund	$3,881,927	N/A	N/A	$3,881,927

	Fiscal Year Ended March 31, 2016
	Gross Advisory Fee	Waived Advisory Fees and Reimbursed Expenses	Advisory Fees and Expenses Recouped	Net Advisory Fee
Global Value Fund	$115,374,949	N/A	N/A	$115,374,949
Global Value Fund II – Currency Unhedged	$5,028,311	N/A	$10,496	$5,038,807
Value Fund	$6,988,161	N/A	N/A	$6,988,161
Worldwide High Dividend Yield Value Fund	$5,659,047	N/A	N/A	$5,659,047

Each member of the Investment Committee (which is jointly and primarily responsible for the day-to-day portfolio management of the Funds) is also jointly and primarily responsible for the day-to-day portfolio management of the following other accounts, as of June 30, 2018:

Investment Committee Members	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
William H. Browne Roger R. de Bree Frank H. Hawrylak	Other Registered Investment Companies:	0	N/A	0	N/A

John Jay Hill Thomas H. Shrager John D. Spears	Other Pooled Investment Vehicles:	30	$3,429,301,284	0	$0

Robert Q. Wyckoff, Jr.	Other Accounts:	324	$2,839,960,718	0	$0

The foregoing accounts are, for the most part, managed with investment objectives and techniques that are substantially similar to the objectives and techniques of the relevant Fund. Consistent with Tweedy, Browne’s belief that it is important for Investment Committee Members to have their own assets invested alongside clients, the Investment Committee Members have significant investments in the Funds, as well as in certain other pooled investment vehicles managed by Tweedy, Browne. These investments may present material conflicts of interest when the Investment Committee Members make allocation decisions regarding the purchase or sale of securities. Similarly, decisions regarding the allocation of securities between the Funds and other portfolios, many of which

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pay higher investment advisory fees to Tweedy, Browne than do the Funds, but, unlike the Funds, do not pay advisory fees on uninvested cash, could present conflicts relating to the allocation of securities. Tweedy, Browne has earned and may from time to time earn performance fees for certain client accounts and subjects any such accounts to the same allocation procedures as other managed accounts. Consequently, Tweedy, Browne does not believe there is any cognizable increase in potential conflicts arising from such accounts. Tweedy, Browne has adopted written allocation procedures and a Code of Ethics, which are designed to address these conflicts, as discussed below.

Messrs. Browne, Shrager, Spears and Wyckoff are Managing Directors and members of Tweedy, Browne. As such, each individual has a certain level of ownership interest in Tweedy, Browne. Messrs. de Bree, Hill and Hawrylak are also members of Tweedy, Browne. The Managing Directors and Messrs. de Bree, Hill and Hawrylak are compensated based on a combination of their respective percentages of Tweedy, Browne’s profits, a guaranteed payment, a discretionary bonus and/or profit sharing. Compensation is not tied to the performance of any Fund or the value of assets held in any Fund’s portfolio. Substantially all of the revenue of Tweedy, Browne is derived from investment advisory fees earned from the management of Tweedy, Browne client portfolios, including the Funds.

As of June 30, 2018, the members of the Investment Committee and their families have an aggregate of approximately $141.7 million invested in the Funds. Set forth in the table below is the dollar range of equity securities held in the Funds beneficially owned by each Investment Committee Member as of June 30, 2018.

Name of Investment Committee Member	Dollar Range of Equity Securities Beneficially Owned
William H. Browne	Global Value Fund – over $100,000 Global Value Fund II – Currency Unhedged – over $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000

Roger R. de Bree	Global Value Fund – $10,001 - $50,000 Global Value Fund II – Currency Unhedged – over $100,000 Value Fund – None Worldwide High Dividend Yield Value Fund – None

John Jay Hill	Global Value Fund – over $100,000 Global Value Fund II – Currency Unhedged – over $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000

Frank H. Hawrylak	Global Value Fund – over $100,000 Global Value Fund II – Currency Unhedged – None Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000

Thomas H. Shrager	Global Value Fund – over $100,000 Global Value Fund II – Currency Unhedged – $50,001 - $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000

John D. Spears	Global Value Fund – over $100,000 Global Value Fund II – Currency Unhedged – over $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000

Robert Q. Wyckoff, Jr.	Global Value Fund – over $100,000 Global Value Fund II – Currency Unhedged – over $100,000 Value Fund – over $100,000 Worldwide High Dividend Yield Value Fund – over $100,000

Certain investments may be appropriate for one or more of the Funds and also for other clients advised by Tweedy, Browne. Investment decisions for each Fund and such other clients are made with a view to achieving a diversified portfolio of stocks that satisfy Tweedy, Browne’s value criteria in accordance with their respective investment objectives and after consideration of such factors as current account holdings, availability of cash for investment, tax consequences and account size. Tweedy, Browne has written allocation procedures that seek to ensure that, when purchasing or selling securities for client accounts (including the Funds), accounts tend to achieve approximately the same level of aggregate investment over time in a diversified pool of securities (but not necessarily the same securities) in a manner that is fair and equitable to all clients. Tweedy, Browne’s allocation process is designed to

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operate within a set of parameters (e.g., the percentage of account size targeted for the security) established at the commencement of an order that may be adjusted from time to time. Such adjustments are generally made by members of the Investment Committee prior to or early in the trading day and, in certain circumstances, require the approval of the Legal and Compliance Department. Purchases and sales of securities are generally allocated to accounts (including the Funds) based upon their degree of investment utilizing the above-referenced allocation parameters. Tweedy, Browne’s allocation procedures may result in different clients buying or selling different amounts of particular securities in proportion to their account size on a day-to-day basis, and at different prices from day to day to achieve the overall objectives of the allocation process for all clients. In addition, because the Global Value Fund is substantially larger than any of Tweedy, Browne’s other clients, limits may be imposed on the amount of a particular security that can be allocated to the Fund on any given day, in order to assure that other clients may also receive allocations of that security. This may result in the Global Value Fund having a greater proportion of cash than other client accounts. In general, all trades during a particular day are price averaged so that each client receiving an allocation that day receives, when practicable, the same average price per share as all other clients. Purchase and sale orders for the Funds are combined with those of other clients of the Adviser in the interest of achieving most favorable net results to each Fund.

The Company and the Adviser have adopted a Code of Ethics. The Code of Ethics prohibits fraudulent activities by persons associated with the Funds, restricts the personal investing activities of such persons and requires various reports and certifications to help ensure compliance.

In accordance with the procedures described in the Code of Ethics, an advisory person may not purchase or sell for his or her own account any particular security owned by any of the Funds until seven days after the most recent purchase or sale by any of the Funds of that particular security, with limited exceptions. Advisory persons also generally may not purchase or sell for their accounts any covered security that is under active consideration for purchase or sale by the Funds other than certain de minimis transactions. For purposes of the Code of Ethics, certain collective investment vehicles managed by Tweedy, Browne in which advisory persons and/or certain of their immediate family members have less than a “substantial proportionate economic interest” (as defined in the Code of Ethics) are not accounts of advisory persons. Advisory personnel are required to pre-clear securities investments in their accounts (with limited exceptions, such as transactions in U.S. government securities, short-term high grade debt, shares of open-end mutual funds other than the Funds, and certain de minimis transactions) and must comply with ongoing requirements concerning recordkeeping and disclosure of those investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. Also under the Code of Ethics, investments in the Funds by advisory personnel of the Adviser are generally subject to a 90-day holding period.

Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds’ custodian banks. It is the Adviser’s opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the Directors or officers may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

Payments to Intermediaries. From time to time the Adviser and/or the Distributor (as defined below) and the Funds may enter into arrangements with other entities that provide recordkeeping, sub-transfer agent or other services for investors in the Funds. In certain circumstances the Adviser may compensate such service providers. The Independent Directors have generally authorized each Fund to pay a portion of such compensation representing savings to the Fund on an overall basis.

Distributor

The Company has a distribution agreement (the “Distribution Agreement”) with AMG Distributors, Inc. to act as distributor (the “Distributor”) for the Funds, effective October 1, 2014.

The Distribution Agreement was last approved by the Directors, including a majority of the Directors who are not parties to such Distribution Agreement or interested persons of any party thereto, on May 15, 2018. The Distribution Agreement had an initial two-year term and remains in effect from year to year upon the annual approval by (i) a majority of the Directors who are not parties to such agreements or “interested persons” of any such party and (ii) either by a majority of the Board or a majority of the outstanding voting securities of the Fund.

Under the Distribution Agreement, the Company is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Company’s registration statement and the Funds’ prospectus (including this SAI) and any amendments and supplements thereto, and the registration and qualification of shares for sale in the various states. The Company is also responsible for other expenses not assumed by the Adviser or the Distributor in the Distribution Agreement, including the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders; the fees and expenses of preparing,

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printing and mailing notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); and the cost of printing and postage of business reply envelopes.

Under the Distribution Agreement, the Adviser pays for (or reimburses the Distributor for the costs and expenses of) printing and distributing prospectuses and shareholder reports (after such items have been prepared and set in type) which are used in connection with the offering of the Funds’ shares to the public, the costs and expenses of preparing, printing and mailing any other literature used in connection with the offering of shares of a Fund to the public, and the costs and expenses of advertising, promoting and selling Shares of any of the Funds to the public. The Adviser also pays (or reimburses the Distributor for the costs and expenses of) the sales related portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Company.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws.

As agent, the Distributor currently offers each Fund’s shares on a continuous basis to investors. The Distribution Agreement provides that the Distributor accepts orders for shares only at the price and terms described in the Funds’ then current prospectus (i.e., at net asset value, as no sales commission or load is charged to the investor).

Selected brokers and other intermediaries are authorized to receive purchase and sell orders on behalf of any of the Funds, and each Fund considers itself to have received such orders at the time such brokers and intermediaries have received such orders.

The Adviser is affiliated with AMG Distributors, Inc. because AMG Distributors, Inc. is an indirect subsidiary of AMG (which also owns a majority interest, through a subsidiary, in the Adviser).

Administrator

The Bank of New York Mellon (the “Administrator”), located at One Boston Place, 201 Washington Street, 13th Floor, Boston, MA 02108 and at 4400 Computer Drive, Westborough, MA 01581, provides administrative services for the Funds pursuant to an agreement between the Company and the Administrator (the “Administration Agreement”).

The fee schedule to the Administration Agreement is as follows:

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	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

During the past three fiscal years, the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund, and Worldwide High Dividend Yield Value Fund incurred the following amounts in administration fees:

	March 31, 2018	March 31, 2017	March 31, 2016
Global Value Fund	$2,076,746	$1,855,313	$1,871,869
Global Value Fund II – Currency Unhedged	$79,578	$69,255	$84,132
Value Fund	$121,901	$112,082	$115,930
Worldwide High Dividend Yield Value Fund	$65,160	$66,401	$94,263

Under the Administration Agreement, the Administrator is required to provide office facilities, clerical, internal legal and administrative services, accounting and recordkeeping, internal auditing, valuing each Fund’s assets, preparing SEC and shareholder reports, preparing, signing and filing tax returns, monitoring 1940 Act compliance and providing other mutually agreeable services. The Administration Agreement is terminable on 60 days’ notice by either party.

The above referenced administrative fees incurred by the Funds include certain accounting fees and other out-of-pocket expenses.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), located at 760 Moore Road Valley Forge, PA 19406, provides transfer agency services for the Funds pursuant to an agreement between the Company and the Transfer Agent.

Redemption Fee

As described in the Prospectus, each of the Global Value Fund, Global Value Fund II – Currency Unhedged, and Worldwide High Dividend Yield Value Fund assess a 2% redemption fee on redemptions (including by exchange) of Fund shares held for less than 15 days. The Company seeks to ensure that banks, broker-dealers and other intermediaries holding omnibus accounts with the Funds impose the redemption fee at the shareholder account level.

The Funds seek to apply the redemption fee uniformly but recognize that application would be unfair or unnecessary to protect the Funds from the effects of short-term trading in certain circumstances. Thus, the Funds will not impose the fee at the fund account level on omnibus or similar accounts of certain pre-approved broker-dealers, banks, broad-based benefit plans and other institutions (i) that have a program of charging such fees to their account holders and remitting the proceeds to the applicable Fund; (ii) that, in the Adviser’s judgment, appear to have policies and procedures reasonably designed to prevent short-term trading in the Funds’ shares by participants in their accounts; or (iii) whose investment platforms, programs, or allocation models appear to be designed to encourage long-term holdings and, in the Adviser’s judgment, are not conducive to short-term or other abusive trading by participants in their accounts. Examples of these types of exceptions are asset allocation programs that rebalance periodically, systematic withdrawal programs and employee benefit plans that appropriately restrict the frequency with which participants can reduce their interests in the Funds. There is always the risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee. In addition, the application of the redemption fee may vary among financial intermediaries. The Funds also do not impose the redemption fee in certain 401(k) transactions and hardship situations such as death, disability or sudden financial burden that have been approved by the Funds or the Adviser.

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Custodian, Counsel and Independent Registered Public Accounting Firm

Pursuant to a Mutual Fund Custody and Services Agreement between the Company and The Bank of New York Mellon (the “Custodian”), the Custodian provides custodial services to the Company and the Funds. The principal business address of the Custodian is 225 Liberty Street, New York, New York 10286.

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, is counsel for the Company.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting Firm for the Funds. In addition to audit services, PricewaterhouseCoopers LLP reviews and signs the Funds’ federal and state tax returns, and provides assistance on certain non-audit matters.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain U.S. federal income tax consequences to a U.S. shareholder who purchases shares of a Fund. The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to differing interpretations or change (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular shareholder, including shareholders who are not U.S. persons, or to shareholders subject to special treatment under U.S. federal income tax laws. This discussion is limited to shareholders who hold their shares as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Funds has not rendered and will not render any legal opinion regarding any tax consequences relating to the Funds or an investment in the Funds. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of purchasing shares of a Fund as part of this offering, as well as the effects of state, local and non-U.S. tax laws.

Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets. If the Fund fails to qualify for treatment as a regulated investment company for any taxable year, the Fund would be taxed as an ordinary corporation on all of its taxable income for that year (even if that income was distributed to its shareholders), and all distributions out of earnings and profits would be taxable to shareholders as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

If a Fund qualifies as a regulated investment company and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including dividends, interest, net short-term capital gain and other ordinary income, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income tax on its investment company taxable income and net capital gain that it distributes annually to shareholders. The Global Value Fund, Global Value Fund II - Currency Unhedged and the Value Fund each intend to distribute all of its investment company taxable income and net capital gain at least annually and the Worldwide High Dividend Yield Value Fund intends to distribute all of its investment company taxable income at least semi-annually and net capital gain at least annually. Therefore, the Funds generally do not expect to pay U.S. federal income taxes.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the excise tax, each Fund must distribute during each calendar year an amount at least equal to 98% of a Fund’s ordinary income for the calendar year, at least 98.2% of its capital gain net income realized during the one-year period ending October 31 of the calendar year (unless an election is made to use a Fund’s taxable year), and all ordinary income and capital gain net income for prior years that were not previously distributed. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to U.S. federal income tax in the hands of, a Fund will be treated as having been distributed. The imposition of the U.S. federal excise tax may adversely affect the net after-tax return of the Fund.

Distributions of investment company taxable income are taxable to shareholders as ordinary income (to the extent of the current or accumulated earnings and profits of the relevant Fund). Such distributions may, however, qualify (provided holding periods and other requirements are met) (i) as “qualified dividend income” eligible for a reduced maximum U.S. federal tax rate for non-corporate shareholders to the extent that the Fund receives qualified dividend income, and (ii) for the dividends-received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from certain U.S. corporations. Qualified

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dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

Distributions of net capital gain, reported as capital gain dividends, are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the distributing Fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction discussed above. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder. The amount of any Fund distribution that is treated as a tax-free return of capital that reduces a shareholder’s adjusted tax basis in such shareholder’s shares will increase the potential for gain or reduce the potential for loss on any subsequent sale or other disposition of shares.

To the extent that a Fund retains any net capital gain, it may designate such amount as a “deemed distribution” and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the amount so designated on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis for his shares.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in cash or reinvested in additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the amount of cash they could have received instead.

All distributions of investment company taxable income and net capital gain, whether received in cash or reinvested in additional shares, must be reported by each shareholder on his or her U.S. federal income tax return. Redemptions of shares may result in tax consequences (discussed below) to the shareholder and are also subject to these reporting requirements.

Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year.

Distributions by a Fund result in a reduction in the net asset value of the Fund’s shares. Should distributions reduce the net asset value below a shareholder’s cost basis, such distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain to the extent described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Certain of each Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends-received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the regulated investment company annual gross income requirements. Each Fund will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Global Value Fund and the Global Value Fund II - Currency Unhedged intend to qualify, and depending on the year, the Worldwide High Dividend Yield Value Fund and the Value Fund may qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their U.S. federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by that Fund to foreign countries (which taxes relate primarily to investment income). A shareholder who does not itemize deductions may not claim a deduction for such taxes. A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. Each shareholder of a Fund that may be eligible to file the election described in this paragraph will be notified annually regarding whether the foreign taxes paid by such Fund will “pass through” for that year and, if so, will receive notification designating (i) the shareholder’s portion of the aggregate foreign taxes paid and (ii) the portion of dividends that represent income derived from sources within foreign countries.

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Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder’s U.S. tax (before the credit) attributable to the shareholder’s total taxable income from foreign sources. For this purpose, the shareholder’s proportionate share of dividends paid by the Fund that represents income derived from foreign sources will be treated as foreign source income. The Fund’s gains and losses from the sale of securities, and certain currency gains and losses, generally will be treated as being derived from U.S. sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including “passive income,” a category that includes the portion of dividends received from each Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by each Fund.

Equity options (including options on stocks and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund’s holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. The purchase of a put option may constitute a short sale for U.S. federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund’s portfolio. If the Fund sells a put or call option, no gain is recognized upon its receipt of a premium. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option sold by the Fund is exercised, thereby requiring the Fund to sell the underlying stock, the premium will increase the amount realized upon the sale of the stock and any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option sold by the Fund is not a taxable transaction for the Fund. Because a Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

Many of the futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward currency contracts, and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and certain options on broad-based stock indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, on the last trading day of the Fund’s fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for U.S. federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund’s portfolio. Under Section 988 of the Code, discussed below, certain foreign currency gain or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

Positions of each Fund which consist of at least one share of stock and at least one offsetting option with respect to such stock or substantially identical stock or securities or other position with respect to substantially similar or related property generally are governed by the “straddle” rules of section 1092 of the Code. In general, an investment position will be offsetting if it substantially diminishes a Fund’s risk of loss with respect to such stock. Section 1092 may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. In addition, the Fund will not be allowed to currently deduct interest and carry costs properly attributable to the straddle position. The Fund may make certain elections to mitigate the operation of the rules discussed above.

Straddle positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund’s risk of loss with respect to such other position will be treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or mitigate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such interest or receivables, or pays such expenses or liabilities, generally is treated as ordinary income or ordinary loss. Similarly, gains or losses from dispositions of foreign currencies, debt securities denominated in a foreign currency and certain futures and forward contracts, attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

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If a Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for U.S. federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code or does not make a mark-to-market election (as described below), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Each Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a “passive foreign investment company” will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a “passive foreign investment company” and the Fund elects to treat the foreign corporation as a “qualified electing fund” under the Code, then in lieu of our incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the “qualified electing fund’s” annual ordinary earnings and net capital gain, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above, even if the Fund does not receive any funds to distribute.

A Fund may elect to “mark-to-market” any stock in a “passive foreign investment company” the Fund owns at the end of its taxable year, provided the “passive foreign investment company” stock is “marketable” as defined under the “passive foreign investment company” rules (which generally includes any “passive foreign investment company” stock owned by a regulated investment company). “Marking-to-market,” in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to this election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the “passive foreign investment company” stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in its income for prior taxable years under the election. The Fund’s adjusted basis in each “passive foreign investment company’s” stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. The Fund will likely have to distribute annually any ordinary income resulting from marking “passive foreign investment company” stock to market in order to satisfy the regulated investment company distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent the Fund actually receives cash distributions from the “passive foreign investment company” during that year.

A Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, a portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund does not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid U.S. federal income tax at the Fund level.

Each Fund will be required to report to the IRS all distributions of investment company taxable income and capital gains, as well as gross proceeds from the redemption or exchange of the Fund’s shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax at the then applicable rate in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the U.S. federal income tax law. Withholding may also be required if any of the Funds is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the shareholder furnish the required information to the IRS.

Redeeming shareholders will recognize gain or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Both long and short-term capital gains of corporations are taxed at rates applicable to ordinary income. For non-corporate taxpayers, long-term capital gain is generally taxed at a reduced maximum rate, while short-term capital gain is taxed at the maximum rate applicable to ordinary income.

Shareholders of each Fund may be subject to state, local and foreign taxes on distributions received from a Fund and on redemptions of each Fund’s shares. Prospective investors must consult their own tax advisors as to the state, local and foreign tax consequences of purchasing shares of the Fund.

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Each distribution is accompanied by a brief explanation of the estimated source and character of the distribution. In January of each year the Company will issue to each shareholder a statement of the U.S. federal income tax status of all distributions for the prior year.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay 3.8% Medicare tax on all or a portion of the “net investment income,” which includes dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock. The Company may be required to report cost basis and holding period information to both the Internal Revenue Service and shareholders for gross proceeds from the sales of shares of each Fund purchased on or after January 1, 2012. This information will be reported on Form 1099-B. The deadline for mailing Form 1099-B to shareholders is February 15. Absent shareholder instructions, the Company will calculate and report cost basis information using its default method of average cost. If you hold shares of a Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply. Please consult your tax adviser for additional information regarding cost basis reporting and your situation.

The foregoing general discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, as defined under the Code. Each shareholder who is not a U.S. person must consult their own tax advisor to determine the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts distributed to him or her.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

The U.S. federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their tax advisers about the application of the provisions of tax law described in this SAI in light of their particular tax situations.

BROKERAGE ALLOCATION AND OTHER PRACTICES AND BROKERAGE COMMISSIONS

The Adviser conducts all of the trading operations for each of the Funds. The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund’s portfolio is to obtain the most favorable net results, taking into account, where applicable, such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons. To the extent practicable, the Adviser aggregates all trades on each security on a given day for allocation among its clients in accordance with its allocation procedures.

When it can be done consistently with the policy of seeking the most favorable net results, it is the Adviser’s practice to place orders with brokers and dealers who supply research to the Adviser. The term “research” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission that may be higher than that which another broker might have charged for executing the same transaction if the Adviser concludes within the context of best execution that the value of the research it receives assists it in the performance of its investment determinations and that the value of such information is reasonable in light of the commission paid. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund’s shares. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

Although certain research from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser’s staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is useful to the Adviser in providing services to the Funds.

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During the fiscal year ended March 31, 2018, the Global Value Fund, the Global Value Fund II – Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund paid $830,812, $33,623, $54,567 and $59,923, respectively, in commissions to brokers who supplied research to the Adviser.

During the past three fiscal years, the Global Value Fund, the Global Value Fund II – Currency Unhedged, the Value Fund, and the Worldwide High Dividend Yield Value Fund incurred brokerage commissions as follows:

	March 31, 2018	March 31, 2017	March 31, 2016
Global Value Fund	$1,059,721	$424,700	$1,188,205
Global Value Fund II – Currency Unhedged	$44,180	$21,937	$92,856
Value Fund	$72,911	$57,007	$50,851
Worldwide High Dividend Yield Value Fund	$72,529	$101,093	$94,798

Fluctuations in the amount of brokerage commissions paid by each Fund from year to year may vary significantly due to increases or decreases in trading volume, shareholder purchases and redemptions, and brokers used, among other factors.

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. During the past two fiscal years, the portfolio turnover rate for the Global Value Fund, the Global Value Fund II – Currency Unhedged, the Value Fund and the Worldwide High Dividend Yield Value Fund were as follows:

	March 31, 2018	March 31, 2017	March 31, 2016
Global Value Fund	5%	3%	1%
Global Value Fund II – Currency Unhedged	6%	4%	14%
Value Fund	6%	8%	7%
Worldwide High Dividend Yield Value Fund	5%	5%	5%

During the fiscal year ended March 31, 2018, the Funds did not acquire any securities issued by their regular broker-dealers.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser and the Funds have adopted policies and procedures designed to prevent the selective disclosure of the Funds’ portfolio holdings and trading activity. In accordance with the policies and procedures adopted by the Funds and the Adviser, the Funds and the Adviser are prohibited from providing any information to anyone other than service providers of the Funds (including the Adviser, transfer agent, administrator and fund accounting agent, auditors, custodian, proxy voting agent, printer, and the Funds’ legal counsel) regarding the composition of any of the Funds’ portfolios or trading activity for the Funds unless the information has already been publicly released via the Funds’ website, or through other authorized shareholder communications. Such information is provided to service providers of the Funds only to the extent reasonably necessary for them to perform their services and only if the service provider is subject to a duty of confidentiality or a confidentiality agreement. The Company’s Board has approved these policies and procedures as being in the best interests of the Funds and their shareholders, and any material compliance matters arising under these procedures would be reported to the Board by the Company’s Chief Compliance Officer.

The Funds’ portfolio holdings are generally published on the Funds’ website substantially in the form they are expected to be filed with the SEC with up to a 20 day lag following each fiscal quarter and are available in reports filed with the SEC on Form N-CSR with a lag of up to 70 days and on Form N-Q with a lag of up to 60 days following the relevant fiscal quarter. The Funds may exclude certain positions, generally smaller capitalization issuers, where early disclosure may be disadvantageous to a Fund’s accumulation or disposition program. Annual reports for the fiscal year ending March 31 and semi-annual reports for the 6-month period ending September 30 containing portfolio holdings as of such dates are mailed to shareholders and are available on the Funds’ website with a lag of up to 60 days following the period end. The Funds’ top twenty holdings as of the most recent month end are posted monthly on the Funds’ website as soon as they become available, which is generally within a few days after month end. Information regarding the Funds’ portfolio holdings will be made available to certain rating and ranking organizations and financial intermediaries on a quarterly basis no earlier than one day following the day on which the Funds make the information available on their website. In addition, the Adviser may provide to existing and potential investors and intermediaries working on behalf of such investors analytical information concerning a Fund’s portfolio as a whole, without naming specific holdings. The Adviser also makes obligatory regulatory disclosures in the United States and other countries regarding its investments on behalf of its clients, which include the holdings of the Funds. The entities with which the Funds have ongoing arrangements to provide portfolio information prior to inclusion of such holdings on the Funds’ website are the Adviser, the Administrator and the Custodian. The Board believes such arrangements are integral to the operations of the Funds and are accordingly in the best interests of the Funds and their shareholders.

Once a portfolio holding has been publicly disclosed on the Funds’ website, it is no longer subject to confidential treatment. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Company or the General Counsel of the Adviser that the disclosure is for a legitimate business purpose and is subject to appropriate confidentiality arrangements as described above.

NET ASSET VALUE

The net asset value of shares for each Fund will be computed as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day during which the Exchange is open for trading. The Exchange is normally closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share for each Fund is determined by dividing the value of the total assets, less all liabilities of such Fund, by the total number of shares outstanding.

In valuing a Fund’s assets, a security or other asset traded on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) is valued at the last quoted sale price at or prior to the close of regular trading on the principal exchange or system for such security or asset or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and assets which are not readily marketable due to significant legal or contractual restrictions or other reasons will be valued by the Adviser at fair value as determined by or under the direction of the Board. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Adviser.

The value of a security which is not readily marketable and which accordingly is valued at fair value by or under the direction of the Board is assessed periodically on the basis of all relevant factors, which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting the security, the existence of any registration rights, the fact that the Fund may have

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to bear part or all of the expense of registering the security, any potential sale of the security by or to another investor as well as traditional methods of private security analysis.

Following the calculation of security values in the currency in which the market quotation used is expressed (“local currency”), the valuing agent will calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies into U.S. dollars at the 4:00 p.m. London time spot rate. Foreign currency exchange contracts are valued each day by obtaining from the pricing vendor approved by the Company’s Board the current 4:00 p.m. London time spot rate and future rate on forward currency contracts.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which a Fund’s net asset value is not calculated. Each Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. Such calculation may not take place contemporaneously with the determination of the prices of a substantial portion of portfolio securities each Fund used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined under the policies summarized above and the time as of which the Fund’s net asset value is calculated, such securities may be valued at fair value under certain circumstances as determined in good faith by the Adviser under the direction of the Board.

PERFORMANCE INFORMATION

From time to time, each Fund may provide general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments for inclusion in advertisements, sales literature or reports to shareholders or prospective investors.

Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds’ shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

Quotations of a Fund’s performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor’s shares when redeemed may be worth more or less than their original cost. Performance of each Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

Comparison of Portfolio Performance

Comparison of any quoted non-standardized performance of various investments, such as other mutual funds, is valid only if performance is calculated in the same manner or the differences are understood. For example, from time to time a Fund’s average total return may be quoted over annual periods other than calendar-year periods. Investors should consider the methods used to calculate performance when comparing the performance of a Fund with the performance of other investment companies or other types of investments.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs.

Because normally most of the investments of the Global Value Fund and Global Value Fund II - Currency Unhedged are denominated in foreign currencies, and a significant portion of the investments of the Worldwide High Dividend Yield Value Fund and Value Fund are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies will account for part of each Fund’s investment performance except to the extent hedged to the U.S. dollar. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Funds. Such historical information is not indicative of future performance.

From time to time, in advertising and marketing literature, a Fund’s performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations’ tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund’s risk.

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Evaluations of a Fund’s performance made by independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

Since the assets in funds are always changing, any of the Funds may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization’s categorizations of mutual funds, changes in the Fund’s investment policies and investments, the Fund’s asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

ADDITIONAL INFORMATION

Redemptions in Kind

The Company on behalf of the Funds reserves the right, if conditions exist which make cash payments undesirable or payment in kind desirable, to honor any request for redemption in excess of $250,000 during any three-month period by making payment in whole or in part in readily marketable securities chosen by the Fund and valued the same way they are for purposes of computing the Fund’s net asset value (a redemption in kind). The Company may, in its discretion, also make payments in kind at the request of redeeming shareholders. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

Anti-Money Laundering Laws

The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to place limits on transactions in the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.

Customer Identification Program

Federal regulations may require the Company to obtain, verify, and record information that identifies each person who opens an account with the Global Value Fund, the Global Value Fund II - Currency Unhedged, the Value Fund or the Worldwide High Dividend Yield Value Fund. When a shareholder opens an account with any of the Funds, the Fund will ask for the shareholder’s name, address, date of birth, and other information that will allow the Fund to identify a shareholder. The Fund may also ask to see a shareholder’s driver’s license or other identifying documents. To the extent permitted or required by applicable law, the Funds reserve the right to place limits on transactions in a shareholder’s account until the shareholder’s identity is verified.

Other Information

The Company has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (“Proxy Voting Policies and Procedures”) for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of a Fund’s shareholders and those of the Adviser. A copy of the Proxy Voting Policies and Procedures is included under Appendix B.

The Company is required to file Form N-PX with the Company’s complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. This filing is available without charge by calling 800-432-4789 or by visiting the SEC’s website at www.sec.gov.

The Prospectus and the SAI omit certain information contained in the Registration Statement which the Company has filed with the SEC under the Securities Act of 1933, as amended, and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC’s Public Reference Room in Washington, D.C. or at www.sec.gov.

Financial Statements

The audited financial statements dated March 31, 2018 for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, including the notes thereto, and the related reports of PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, are incorporated by reference in their entirety into this Statement of Additional Information from the Annual Report of the Company dated March 31, 2018. No other portions of any

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annual report are incorporated herein. The Annual Report is available on the Funds’ website, www.tweedy.com, through your financial adviser, or by contacting the Funds directly at: Tweedy, Browne Fund Inc., P.O. Box 9805, Providence, RI 02940-8005, or by telephone at 800-432-4789 (press 0).

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APPENDIX A

The following is a description of the ratings given by Moody’s and S&P to corporate and municipal bonds.

Ratings of Municipal and Corporate Bonds

S&P: Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-1

APPENDIX B

Proxy Voting Policies and Procedures

Mutual Funds

I.	Introduction

Policy

Tweedy, Browne Company LLC (“TBC”) exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. At TBC, we take our responsibilities very seriously and believe the right to vote proxies is a significant asset of our clients.

The procedures in this policy apply to all proxy voting matters concerning securities in the Tweedy, Browne Global Value Fund, the Tweedy, Browne Global Value Fund II – Currency Unhedged, the Tweedy, Browne Value Fund and the Tweedy, Browne Worldwide High Dividend Yield Value Fund (“the Funds”), each a series of Tweedy, Browne Fund Inc. (“Fund Inc.”).

Because our sole interest is protecting our clients’ assets, when we take action, we place our clients’ interests and rights as shareholders first. The reason we acquire and hold a company’s equity security is that we expect it will prove to be a good investment. Our consideration of proxy issues, therefore, is focused on the investment implications of each issue.

In this context, TBC exercises the rights of its clients as shareholders primarily by voting on proposals set forth in proxy statements for annual and special meetings of portfolio companies. Our proxy review process, which has been in place for many years, is both thorough and objective. The overall objective is to increase shareholder economic value over time.

General Voting Positions

Under its investment philosophy, TBC generally invests client funds in a company only if TBC believes that the company’s management seeks to serve shareholders’ best interests. Because TBC generally has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders’ best interests. Thus, on most issues, our votes are cast in accordance with the recommendations of company management. However, TBC may vote against management’s position in certain circumstances, including when we believe management’s position on an issue is not in the best interests of our clients.

In considering its voting position on all matters submitted to a vote of stockholders (other than routine matters not likely to have an impact on the value of the issuer’s securities), TBC considers relevant information available to TBC with respect to the company and the proposal, including information submitted by proponents and opponents, if any, of the issuer’s positions.

TBC may abstain from voting proxies in various circumstances. TBC may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Funds, such as when foreign proxy issuers impose unreasonable voting or holding requirements. For example, in certain non-U.S. markets where share blocking applies (see attached Exhibit A), TBC generally does not vote on routine matters due to share blocking restrictions, as the potential impact on our ability to sell the shares outweighs the economic value of the vote. However, votes are considered on a case-by-case basis, and TBC may determine to vote shares on a material issue if the importance of the issue outweighs the downside of share blocking.

Voting Agent: Institutional Shareholder Services

TBC retains Institutional Shareholder Services (“ISS”) to serve as the voting agent for all domestic and global securities owned by and held by the Funds. TBC is responsible for coordinating with the Funds’ custodian relating to the Funds’ portfolio securities to ensure that the proxy votes are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the guidelines contained in these Proxy Voting Policies and Procedures. The proxy voting service will refer proxy questions to TBC for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis.

Records are maintained by ISS and forwarded to TBC electronically by issuer and by client account. Generally speaking, unless a client specifies otherwise, all accounts are managed on the same basis and the firm votes shares held by all of its accounts in the same manner. In matters that are likely to have an impact on the value of the issuer’s security and in the rare event that ISS has not received a particular proxy, ISS will call the Funds’ custodian and request the proxy.

In order to assure ourselves that we are aware of all outstanding non-routine matters, ISS has been instructed to contact TBC via telephone or otherwise to obtain voting directions for all annual or extraordinary shareholder meetings that have an agenda which includes such proposals as cumulative voting, poison pills, mergers, shareholder corporate governance proposals, Chinese walls, stock splits, and new classes of stock or increased authorizations with unspecified voting/shareholder rights, as well as meetings in all share blocking jurisdictions (see discussion above).

The Investment Committee

The Investment Committee is comprised of William H. Browne, John D. Spears, Thomas H. Shrager, Robert Q. Wyckoff, Jr., Roger R. de Bree, John Jay Hill and Frank H. Hawrylak. The Investment Committee, in consultation with TBC’s in-house staff of analysts, may meet to discuss TBC’s view/opinion with respect to a particular item on an issuer’s agenda in order to determine how to vote the relevant proxies in order to best serve the interests of the Funds. The Investment Committee will carefully review non-routine matters with the same degree of prudence and care with which it makes stock selections for the Funds. TBC may, from time to time, discuss its views and seek such independent legal, financial or other advice as it may determine necessary for purposes of making an independent decision. TBC will also at times consider ISS’s position on certain proposals. In all cases, however, the ultimate decision rests with the fiduciaries who serve on the Investment Committee.

II.      Conflicts of Interests Between TBC and Clients Regarding Proxy Voting

TBC is majority owned (through a subsidiary) by Affiliated Managers Group, Inc. (“AMG”), an asset management company with equity investments in numerous investment management firms (the “Affiliates”). TBC does not purchase AMG’s securities for client portfolios. Each AMG Affiliate makes its own investment and proxy voting decisions, which are not communicated to AMG or the other Affiliates.

TBC’s only business is the investment advisory business. TBC does not engage in any investment banking or corporate finance activity, nor does it produce research for publication or sale. TBC is not affiliated with any firm outside of the securities business. Furthermore, TBC employees generally may not participate in any outside for-profit business activity, except with the Firm’s prior written consent. Therefore, it is unlikely that proxy voting would present TBC with a conflict of interest between the interests of the Firm and/or its employees and the interests of its clients.

Potential Conflicts

Nevertheless, potential conflicts may arise. For example: (a) if TBC manages a portfolio (or is actively seeking to manage a portfolio) for a proxy issuer or its senior officers or directors and also owns that company’s securities in a Fund; or (b) if a senior investment officer or analyst of TBC has a familial or personal relationship with a senior executive or Board member of a proxy issuer or with persons or entities making a shareholder proposal requiring a vote of a company whose security is owned in a Fund’s portfolio; or (c) in the rare occurrence, if TBC places a representative on a board.

In order to track these possible conflicts, TBC maintains a database of all public companies that employ the spouse or children living at home of TBC’s senior investment officers and analysts and all public companies for which TBC manages assets or is actively seeking to manage assets. This database will be periodically checked against TBC’s portfolios so that any possible conflicts can be identified.

Members of the Investment Committee, as well as research analysts, should be aware of the potential for conflicts when considering proxy voting. If a potential for conflict is perceived, the Legal and Compliance Department should be consulted.

Procedures

In the unlikely event that a potential conflict does arise between the interests of the Firm and/or its employees and the Funds, TBC shall implement the following procedures:

1. If the perceived conflict of interest involves an individual member of the Investment Committee or research analyst, the Legal and Compliance Department will, in consultation with the non-conflicted members of the Investment Committee, determine if the conflict is material to the particular proxy issue being considered. If it is determined that the conflict is material, the conflicted Investment Committee member or research analyst shall recuse himself or herself from communicating with any member of the Investment Committee or research analyst about the proxy issue. The remaining members of the Investment Committee will decide how to vote the proxy and relay the decision to the Legal and Compliance Department. The Legal and Compliance Department will process the vote in the customary manner and will retain a written record of the perceived conflict of interest, the recusal of the conflicted Investment Committee member or research analyst, and the resulting vote.

2. If the perceived conflict of interest involves TBC or AMG’s Affiliates, the Legal and Compliance Department will, in consultation with the Management Committee, determine if the conflict is material. If it is determined that the conflict is material, the Investment Committee will have no further input on the particular proxy vote. The Legal and Compliance Department will make and maintain a written record of the conflict of interest. The Legal and Compliance Department shall receive a written representation from ISS that ISS will disclose any business relationship it may have with the issuer in question, and a statement that ISS has complied with its Policies, Procedures and Practices Regarding Potential Conflicts of Interest (available on ISS’ website). The Legal and Compliance Department shall also maintain a written record of the manner in which the proxy vote was handled.

3. Another possible conflict involves the voting of shares issued by a TBC-managed mutual fund that are held in client accounts at TBC. In this case, TBC will cause the proxies to be “mirror voted” in the same proportion as the votes of other proxy holders whose shares are not held in TBC client accounts.

III.	Overview of TBC’s Policies Regarding Commonly Raised Proxy Voting Issues

A number of recurring issues can be identified with respect to the governance of a company and actions proposed by that company’s Board. In evaluating issues, the Investment Committee may consider information from many sources, including the research analyst covering the particular stock, management of a company presenting a proposal, shareholder groups, and independent proxy research services such as ISS. Of course, the final decision on proxy voting issues remains with the Investment Committee.

On occasion, TBC has taken extraordinary steps to pursue voting rights on behalf of its clients and has sponsored shareholder proposals at annual shareholder meetings. In one such instance, TBC devoted months working with outside counsel in an attempt to ensure that its clients received the proper shareholder rights, which illustrates the importance TBC places on pursuing voting rights for its clients. TBC is diligent regarding the voting process and the rights of shareholders to influence management of companies, when appropriate. For example, TBC was successful in placing a resolution before the annual shareholder meeting of a large multinational issuer, which requested that management work expeditiously to separate the issuer’s diverse lines of business for the purpose of maximizing shareholder value.

The instances cited above are not typical; however, they do demonstrate the gravity with which TBC views its responsibility to protect its clients’ shareholder rights.

Summarized below are general guidelines that TBC follows regarding some issues most frequently raised in proxy statements.

Election of an Issuer’s Board of Directors

TBC believes that good governance begins, to the extent possible within the corporate ownership structure of a particular issuer, with a Board of Directors that includes independent directors not encumbered by material ties to management, all of whose members are elected periodically. In addition, crucial Board committees should, to the extent possible within the corporate ownership structure of a particular issuer, be majority independent.

•	We will generally support the election of Directors that result in a Board that meets local requirements for independence.

•	We will generally withhold votes for or vote against non-independent Directors whose election will result in an audit, compensation, and/or nominating committee that is not majority independent.

•

We will hold Directors accountable for the actions of the committees on which they serve. For example, we will generally withhold votes for or vote against nominees who approve or propose arrangements that we believe would have the effect of diminishing shareholder value.

•	We will generally vote in favor of efforts to ensure that shareholders periodically elect a full slate of Directors.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include some closely related activities that do not raise any appearance of impaired independence.

•	We will generally vote against proposed auditors where non-audit fees make up what we believe to be a material amount of the total fees paid by an issuer to an audit firm.

•

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised. If we believe auditor independence has been compromised, we will vote against the auditor.

Management/Executive Compensation,

Including Equity-based Compensation Plans

One of the key components in attracting and retaining talented management is compensation. Therefore, we will generally vote against proposals to restrict employee compensation. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the Board of Directors and company management. However, share option plans generally must meet our guidelines for such plans as discussed below.

Our goal is to assure that a company’s equity-based compensation plan is aligned with the shareholders’ long-term interests. We believe that, when well designed, equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. However, we generally oppose plans that have features that we view as objectionable, features which generally would substantially dilute the shareholders’ interest in a company or result in providing participants with excessive awards. Accordingly:

•

We will generally support measures intended to increase long-term stock ownership by executives, including features that require corporate officers to hold a certain minimum of stock in the company, or require stock acquired as the result of option exercises be held for minimum periods of time. We also will support expensing the fair value of option grants, which may give further incentive to companies to favor stock grants over option grants.

•

We will generally vote against those plans that, in light of all other existing compensation plans of the company, we believe would directly or indirectly result in material dilution of shareholders’ interests.

•	We will generally vote against plans that have any of the following features:

•	Ability to re-price “underwater” options

•	Ability to issue options with an exercise price below the stock’s current market price

•	Ability to issue reload options

•	Ability to reward management as a result of a takeover attempt, such as golden parachutes

•	Automatic share replenishment features

Corporate Structure and Shareholder Rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to a corporation’s by-laws by a majority vote.

•	We will generally support proposals to remove super-majority voting requirements. We will generally vote against proposals to impose super-majority requirements.

•	We will generally vote for proposals to lower barriers to shareholder action (e.g., proposals to expand rights to call special meetings and proposals to expand rights to act by written consent).

•

We will consider proposals involving separate classes of stock with disparate voting rights on a case by case basis. Due to long standing custom and practice, these features are more common in foreign markets.

•

We will generally vote for proposals to subject shareholder rights plans (“poison pills”) to a shareholder vote. We would generally not vote in favor of these plans unless we are convinced that the long-term interests of shareholders would benefit from instituting such a plan.

•

We will generally vote against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals to do the opposite. The reason for this is that we believe that corporate management should be subject at all times to the incentives and punishments of the market, not insulated from them.

Increase in Authorized Capital/Preferred Stock

•

We will generally vote for these proposals in the absence of unusual circumstances. There are many business reasons for companies to increase their authorized capital. The additional shares often are intended to be used for general corporate purposes, e.g., to raise new investment capital for acquisitions, stock splits, recapitalizations or debt restructurings.

•

We will carefully review proposals to authorize new issues of preferred shares. We recognize that new issues of authorized shares can provide flexibility to corporate issuers as the shares can be issued quickly without further shareholder approval in connection with financings or acquisitions. Therefore, generally we will not oppose proposals to authorize the issuance of preferred shares. We will, however, scrutinize any such proposals which give the Board the authority to assign disproportionate voting rights at the time the shares are issued.

Changing State of Incorporation

•	We will generally vote against proposals to move the company to another state less favorable to shareholders’ interests.

Corporate and Social Policy Issues

We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s Board of directors. Proposals in this category typically request that the company disclose or amend certain business practices.

•	We evaluate social and environmental policy proposals on a case-by-case basis, generally voting in favor of proposals that we believe have important beneficial economic implications for the company.

IV.	Disclosure

These policies and procedures will be disclosed in the Statement of Additional Information filed by Tweedy, Browne Fund Inc. TBC will file with the SEC and make available to Fund shareholders, upon request, the records of the Funds’ proxy votes. The Funds will disclose in their annual and semi-annual reports to shareholders the procedures by which shareholders may obtain proxy voting records.

V.	Recordkeeping

TBC’s Legal and Compliance Department maintains a record of proxy voting decisions made by the Investment Committee.

TBC will maintain for five years: these proxy voting policies and procedures and records of all votes cast. TBC will obtain an undertaking from ISS to maintain, on behalf of TBC, all proxy statements received in respect of TBC client proxies and records of all votes cast.

TBC will also maintain for five years: (a) records of any document created by TBC that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision and (b) records of clients’ oral or written requests for information on proxy voting and copies of TBC’s written responses to any such requests.

December 2015

SHAREBLOCKING MATRIX

Country	Shareblocking Start Period	Shareblocking End Period	Impact of Second Calls	Notes

Argentina	Generally 3 business days prior to meeting date.	1 business day following successful conclusion of the meeting.	If a meeting goes to 2nd call, shareholder must re-submit instructions.

Curacao (Netherlands Antilles)	Varies by Issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Curacao is not a shareblocking market, however shareblocking practices may vary depending on the underlying country of issue.

Egypt	Generally 3-5 business days prior to meeting date.	1 business day following successful conclusion of the meeting.	Not applicable.

Iceland	Varies by Subcustodian	1 business day following record date.

Kazakhstan	Varies by Issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Kazakhstan is not a shareblocking market, however shareblocking practices may vary depending on the underlying country of issue.

Lebanon	Varies by Issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Lebanon is not a shareblocking market, however shareblocking practices may vary depending on the underlying country of issue.

Luxembourg	Varies by issuer.	1 business day following successful conclusion of the meeting.	If a meeting goes to 2nd call, shareholders may need to re-submit instructions.	Share-blocking is no longer in effect for listed companies. Un-listed companies and UCITS are not required to comply with the EU Directive and therefore, shareblocking may still apply to those issuers.

Mauritius	Varies by issuer.	1 business day following successful conclusion of the meeting.	Not applicable.

Morocco	Generally 5 business days prior to meeting date.	1 business day following successful conclusion of the meeting.	Not applicable.

Norway	Varies by Subcustodian	1 business day following successful conclusion of the meeting.	Not applicable.	Norway is not de facto a non-shareblocking market. However, some custodians / subcustodians freeze shares as part of the share re-registration process.

Switzerland	Varies by issuer.	1 business day following successful conclusion of the meeting.	Not applicable.	Generally speaking, only bearer-type shares are subject to blocking. However, some local subcustodians block all types of shares while others do not block any types of shares.

PART C: OTHER INFORMATION

Item 28.	Exhibits.

(a) (1)	Articles of Incorporation dated January 29, 1993 are incorporated by reference to Exhibit 1 to Pre-Effective Amendment No. 2 to the Registration Statement (“Pre-Effective Amendment No. 2”).

(a) (2)	Articles Supplementary dated September 22, 1993 are incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 1 to the Registration Statement (“Post-Effective Amendment No. 1”).

(a) (3)	Articles of Amendment dated September 13, 2006 are incorporated by reference to Exhibit (a) (3) to Post-Effective Amendment No. 21 to the Registration Statement (“Post-Effective Amendment No. 21”).

(a) (4)	Articles Supplementary dated June 6, 2007 are incorporated by reference to Exhibit (a) (4) to Post-Effective Amendment No. 24 to the Registration Statement (“Post-Effective Amendment No. 24”).

(a) (5)	Articles Supplementary dated October 15, 2009 are incorporated by reference to Exhibit (a) (5) to Post-Effective Amendment No. 28 to the Registration Statement (“Post-Effective Amendment No. 28”).

(b)	Amended and Restated By-Laws as of November 18, 2015 are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 44 (“Post-Effective Amendment No. 44”).

(c)	Not Applicable.

(d) (1)	Specimen Certificate for Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 4 to Pre-Effective Amendment No. 2.

(d) (2)	Specimen Certificate for Tweedy, Browne Value Fund is incorporated by reference to Exhibit (d) (2) to Post-Effective Amendment No. 28.

(d) (3)	Specimen Certificate for Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit (d) (3) to Post-Effective Amendment No. 24.

(d) (4)	Specimen Certificate for Tweedy, Browne Global Value Fund II - Currency Unhedged is incorporated by reference to Exhibit (d) (4) to Post-Effective Amendment No. 28.

(d) (5)	Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated May 29, 1998 relating to Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit (d) (3) to Post-Effective Amendment No. 12 to the Registration Statement (“Post-Effective Amendment No. 12”).

(d) (6)	Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated May 29, 1998 relating to Tweedy, Browne American Value Fund is incorporated by reference to Exhibit (d) (4) to Post-Effective Amendment No. 12.

(d) (7)	Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated April 20, 2007 relating to Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit (d) (6) to Post-Effective Amendment No. 24.

(d) (8)	Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated September 16, 2009 relating to Tweedy, Browne Global Value Fund II - Currency Unhedged is incorporated by reference to Exhibit (d) (8) to Post-Effective Amendment No. 28.

(d) (9)	Amendment to Advisory Agreement between Registrant and Tweedy, Browne Company LLC effective as of October 15, 2017 relating to Tweedy, Browne Global Value Fund is filed herewith.

(d) (10)	Voluntary Expense Reimbursement Agreement between Registrant and Tweedy, Browne Company LLC with respect to each of Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund, effective as of December 1, 2017, is filed herewith.

(e) (1)	Distribution Agreement by and among Registrant (on behalf of Tweedy, Browne Global Value Fund, Tweedy, Browne Value Fund, Tweedy, Browne Worldwide High Dividend Yield Value Fund and Tweedy, Browne Global Value Fund II - Currency Unhedged), AMG Distributors, Inc. and Tweedy, Browne Company LLC dated September 30, 2014 is incorporated by reference to Exhibit (e) (1) to Post-Effective Amendment No. 41 to the Registration Statement (“Post-Effective Amendment No. 41”).

(e) (2)	Form of Services Agreement by and among the Registrant (on behalf of the various series of the Registrant), one or more financial intermediary(ies), AMG Distributors, Inc. and Tweedy, Browne Company LLC, as applicable, is incorporated by reference to Exhibit (e) (2) to Post-Effective Amendment No. 44.

(e) (3)	Form of Intermediary Agreement by and among one or more financial intermediary(ies) and AMG Distributors, Inc., as applicable, is incorporated by reference to Exhibit (e) (3) to Post-Effective Amendment No. 44.

(f)	Not Applicable.

(g) (1)	Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company dated June 6, 2001 is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 14 to the Registration Statement (“Post-Effective Amendment No. 14”).

(g) (2)	Amendment to the Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. dated February 23, 2007 is incorporated by reference to Exhibit (g) (2) to Post-Effective Amendment No. 23 to the Registration Statement (“Post-Effective Amendment No. 23”).

(g) (3)	Amendment to the Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. dated October 21, 2009 is incorporated by reference to Exhibit (g) (3) to Post-Effective Amendment No. 28.

(g) (4)	Operating Accounts Amendment to the Mutual Fund Custody and Services Agreement between Registrant and The Bank of New York Mellon dated June 3, 2015 is incorporated by reference to Exhibit (g) (4) to Post-Effective Amendment No. 42.

(h) (1)	Transfer Agent Agreement between Registrant and First Data Investor Services Group, Inc. dated May 9, 1997 is incorporated by reference to Exhibit 9 (c) to Post-Effective Amendment No. 7 to the Registration Statement (“Post-Effective Amendment No. 7”).

(h) (2)	Amendment Number 1 to the Transfer Agency Agreement for Retail IMPRESSNet Services dated October 5, 1999 is incorporated by reference to Exhibit (h) (2) to the Post-Effective Amendment No. 18 to the Registration Statement (“Post-Effective Amendment No. 18”).

(h) (3)	Amendment Number 2 to the Transfer Agency and Services Agreement, dated as of March 16, 2000 is incorporated by reference to Exhibit (h) (3) to Post-Effective Amendment No. 18.

(h) (4)	Amendment to the Transfer Agency and Services Agreement dated July 1, 2001 is incorporated by reference to Exhibit (h) (2) to Post-Effective Amendment No. 14.

(h) (5)	Anti-Money Laundering and Privacy Amendment to the Transfer Agency and Services Agreement dated July 24, 2002 is incorporated by reference to Exhibit (h) (3) to Post-Effective Amendment No. 14.

(h) (6)	Customer Identification Services Amendment to the Transfer Agency and Services Agreement dated November 6, 2003 is incorporated by reference to Exhibit (h) (4) to Post-Effective Amendment No. 16 to the Registration Statement (“Post-Effective Amendment No. 16”).

(h) (7)	Section 312 Foreign Financial Institution Amendment to Transfer Agency and Services Agreement dated July 5, 2006 is incorporated by reference to Exhibit (h) (7) to Post-Effective Amendment No. 20 to the Registration Statement.

(h) (8)	Amended and Restated Exhibit 1 to the Transfer Agency and Services Agreement dated February 22, 2007 is incorporated by reference to Exhibit (h) (8) to Post-Effective Amendment No. 28.

(h) (9)	Form 8300, FinCEN Section 314(a) Information Requests and Suspicious Activity Report Amendment to Transfer Agency and Services Agreement dated April 20, 2007 is incorporated by reference to Exhibit (h) (9) to Post-Effective Amendment No. 24.

(h) (10)	Amendment to Transfer Agency Agreement Regarding Services Related to Rule 22c-2 dated May 24, 2007 is incorporated by reference to Exhibit (h) (10) to Post-Effective Amendment No. 24.

(h) (11)	Red Flag Services Amendment to the Transfer Agency and Services Agreement dated November 1, 2008 is incorporated by reference to Exhibit (h) (11) to Post-Effective Amendment No. 26 to the Registration Statement (“Post-Effective Amendment No. 26”).

(h) (12)	Amended and Restated Exhibit 1 dated October 24, 2009 to the Transfer Agency and Services Agreement is incorporated by reference to Exhibit (h) (12) to Post-Effective Amendment No. 44.

(h) (13)	Amendment to the Transfer Agency and Services Agreement dated December 14, 2011, is incorporated by reference to Exhibit (h) (12) to Post-Effective Amendment No. 33 to the Registration Statement.

(h) (14)	Amended and Restated Administration Agreement between Registrant and The Boston Company Advisors, Inc. dated December 8, 1993 is incorporated by reference to Exhibit 9 (d) to Post-Effective Amendment No. 3 to the Registration Statement (“Post-Effective Amendment No. 3”).

(h) (15)	Amendment No. 1 to the Amended and Restated Administration Agreement between Registrant and First Data Investor Services Group, Inc. dated February 15, 1997 is incorporated by reference to Exhibit 9 (f) to Post-Effective Amendment No. 7.

(h) (16)	Amendment to the Amended and Restated Administration Agreement dated July 1, 2001 is incorporated by reference to Exhibit (h) (5) to Post-Effective Amendment No. 14.

(h) (17)	Amendment to the Amended and Restated Administration Agreement dated January 1, 2007 is incorporated by reference to Exhibit (h) (13) to Post-Effective Amendment No. 23.

(h) (18)	Amendment to the Amended and Restated Administration Agreement dated October 24, 2009 is incorporated by reference to Exhibit (h) (16) to Post-Effective Amendment No. 28.

(h) (19)	Amendment to the Amended and Restated Administration Agreement effective as of June 30, 2017, is filed herewith.

(h) (20)	Investment Company Reporting Modernization Services Amendment dated as of May 31, 2018 to Amended and Restated Administration Agreement, is filed herewith.

(i) (1)	Opinion and Consent of Miles & Stockbridge P.C. is incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 1.

(i) (2)	Opinion and Consent of Miles & Stockbridge P.C. is incorporated by reference to Exhibit (i) (2) to Post-Effective Amendment No. 24.

(i) (3)	Opinion and Consent of Miles & Stockbridge P.C. is incorporated by reference to Exhibit (i) (3) to Post-Effective Amendment No. 28.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l) (1)	Purchase Agreement dated June 2, 1993 relating to the initial capital for the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3 to the Registration Statement.

(l) (2)	Purchase Agreement relating to the initial capital for the Tweedy, Browne Value Fund (formerly, the Tweedy, Browne American Value Fund) is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 4 to the Registration Statement.

(l) (3)	Purchase Agreement relating to the initial capital for the Tweedy, Browne Worldwide High Dividend Yield Value Fund is incorporated by reference to Exhibit (l) (3) to Post-Effective Amendment No. 24.

(l) (4)	Purchase Agreement relating to the initial capital for the Tweedy, Browne Global Value Fund II - Currency Unhedged is incorporated by reference to Exhibit (l) (4) to Post-Effective Amendment No. 31 to the Registration Statement.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p) (1)	Amended Code of Ethics of the Registrant and Tweedy, Browne Company LLC is incorporated by reference to Exhibit (p) (1) to Post-Effective Amendment No. 46.

(p) (2)	Code of Ethics of AMG Distributors, Inc. dated October 2017, is filed herewith.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No person is controlled by the Registrant.

Item 30.	Indemnification.

Under Registrant’s Articles of Incorporation and Amended and Restated By-Laws the Directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided, however, to any officer or director against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its stockholders for money damages in certain instances. The Registrant’s Articles of Incorporation, as amended, provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no Director or officer of the Registrant shall be personally liable to the Registrant or its stockholders. The Registrant’s Articles of Incorporation, as amended, also provide that no amendment of the Registrant’s Articles of Incorporation, as amended, or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

The Investment Advisory Agreements and Distribution Agreement contain provisions requiring indemnification of the Registrant’s investment adviser and principal underwriter by the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Directors, officers and controlling persons of the Registrant and the investment adviser and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the Distributor in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser.

See “Management of the Funds” in the Prospectus regarding the business of Tweedy, Browne Company LLC (the “Investment Adviser”). The address of the Investment Adviser is One Station Place, Stamford, CT 06902. See “Management of the Company and the Funds” in the Statement of Additional Information regarding the business and other connections of each Managing Director of the Investment Adviser.

Item 32.	Principal Underwriters.

(a)	AMG Distributors, Inc. acts as principal underwriter for the Registrant. AMG Distributors, Inc. also acts as principal underwriter for AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III, AMG Funds IV and the AMG Pantheon Fund.

(b)	The following information relates to the directors, officers and partners of AMG Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
David Billings – 777 S Flagler Drive, West Palm Beach, FL 33401	Director	None
Keitha Kinne – 600 Steamboat Road, Suite 300, Greenwich, CT 06830	President, Principal and Chief Operating Officer	None
Joseph Maccone – 600 Steamboat Road, Suite 300, Greenwich, CT 06830	Head of Sales	None
Christopher Townsend – 600 Steamboat Road, Suite 300, Greenwich, CT 06830	Chief Financial Officer/FINOP	None
Patrick Spellman – 600 Steamboat Road, Suite 300, Greenwich, CT 06830	Chief Compliance Officer	None
Dean Maines – 600 Hale Street, Prides Crossing, MA 01965	Director	None

(c)	Not Applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Administrator at One Boston Place, Boston, Massachusetts 02108 or 4400 Computer Drive, Westborough, MA 01581 or 760 Moore Road, King of Prussia, Pennsylvania 19406 or at the offices of the Adviser at One Station Place, Stamford, CT 06902.

Item 34.	Management Services.

Not Applicable.

Item 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 48 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and has duly caused this Post-Effective Amendment No. 48 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and the State of Connecticut on the 27th day of July, 2018.

TWEEDY, BROWNE FUND INC.

By:	/s/ Thomas H. Shrager
Thomas H. Shrager
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 48 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Thomas H. Shrager		July 27, 2018
Thomas H. Shrager /s/ William H. Browne	President and Director	July 27, 2018
William H. Browne /s/ Robert Q. Wyckoff, Jr.	Director	July 27, 2018
Robert Q. Wyckoff, Jr. /s/ Roger R. De Bree	Chairman and Director	July 27, 2018
Roger R. De Bree /s/ John C. Hover II	Treasurer	July 27, 2018
John C. Hover II /s/ Bruce A. Beal	Director	July 27, 2018
Bruce A. Beal /s/ Richard B. Salomon	Director	July 27, 2018
Richard B. Salomon	Director

/s/ Paul F. Balser		July 27, 2018
Paul F. Balser /s/ Robert C. Elliott	Director	July 27, 2018
Robert C. Elliott /s/ Jack E. Fockler	Director	July 27, 2018
Jack E. Fockler	Director

Exhibit List

Exhibit No.	Description

(d) (9)	Amendment to Advisory Agreement between Registrant and Tweedy, Browne Company LLC relating to Tweedy, Browne Global Value Fund.

(d) (10)	Voluntary Expense Reimbursement Agreement between the Registrant and Tweedy, Browne Company LLC with respect to each of Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund.

(h) (19)	Amendment to the Amended and Restated Administration Agreement effective as of June 30, 2017.

(h) (20)	Investment Company Reporting Modernization Services Amendment dated as of May 31, 2018 to the Amended and Restated Administration Agreement.

(j)	Consent of PricewaterhouseCoopers LLP.

(p) (2)	Code of Ethics of AMG Distributors, Inc.